Exhibit 10.11
Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
EXCLUSIVE LICENSE AGREEMENT
          This Exclusive License Agreement (Agreement), effective as of this day of November 1, 2001 (the “Effective Date”), is by and between Cambridge University Technical Services Ltd., an English limited company (“CUTS”) and Ceres, Inc. (“Ceres”), a Delaware corporation, having a principal place of business at 3007 Malibu Canyon Road, Malibu, California 90265.
W I T N E S S E T H:
          WHEREAS, The Chancellor, Masters and Scholars of the University of Cambridge and Ceres have entered into that certain Sponsored Research Agreement dated June 1, 2000 in support of research and development work, including the screening of certain transgenic plants;
          WHEREAS, CUTS is the owner of certain patent rights and other intellectual property developed by Dr. Haseloff relating to (i) Arabidopsis transgenic plants and (ii) the HAP-1 and other extensin-GFP constructs and Ceres desires to license such rights from CUTS;
          WHEREAS, CUTS desires to provide to Ceres certain first rights of refusal to Other Project Technology (defined below); and
          WHEREAS, Ceres desires to grant to the University of Cambridge license rights to certain of Ceres’ technologies for the University’s non-commercial research and teaching activities.
          NOW, THEREFORE, in consideration of the foregoing premises and the following mutual covenants, and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:
1. DEFINITIONS
          As used in this Agreement, the following terms will have the meaning set forth below:
     1.1 “Affiliate(s)” shall mean (a) any company owned or controlled to the extent of at least fifty percent (50%) of its issued and voting capital by a Party to this Agreement and any other company so owned or controlled (directly or indirectly) by any such company or the owner of any such company, or (b) any partnership, joint venture or other entity directly or indirectly controlled by, controlling, or under common control with, to the extent of at least fifty percent (50%) of voting power (or otherwise having power to control its general activities), a Party to this Agreement.

     1.2 “Background Technology” shall mean the Technologies developed prior to the Effective Date of the Sponsored Research Agreement, which CUTS or Ceres owns, or has license rights to, and which are useful for the Purpose. The Party’s respective Background Technology shall be referred to as Ceres Background Technology and CUTS Background Technology. CUTS Background Technology shall include certain CUTS Technology Rights relating to Arabidopsis transgenic plants, as listed in Exhibit A; except that CUTS Background Technology shall not include any HAP-1 Technology, nor any Project Technology. In addition, Ceres Background Technology shall include Technologies relating to recombinant transmembrane proteins as defined in Exhibit I to Amendment I to the Sponsored Research Agreement, developed prior to the Effective Date of such Amendment I.
     1.3 “Biological Material” means any plants, seeds, microorganisms, cells, parts of cells, DNA, RNA, cDNA, proteins, peptides, enzymes, and any combination of the foregoing, and/or other organic matter and/or biologically active compounds.
     1.4 “Biological Product(s)” means any product comprising the Biological Materials.
     1.5 “Confidential Information” means any information, disclosed by one Party to this Agreement to the other Party, that has any commercial value to the disclosing Party’s business, research, development or other activities. Confidential Information includes, without limitation, inventions, biological materials, technical information, trade secrets, financial information, product plans, customer lists, marketing plans and strategies, forecasts and other business information, improvements, ideas, works of authorship, processes, computer programs, techniques, schematics, data, gene sequences, gene expression data, protein sequences, protein structures, regulatory sequences, and other data.
     1.6 “HAP-1 Patent” shall mean any Patent Rights based on the patent application listed in Exhibit B, which includes the HAP-1 Technology.
     1.7 “HAP-1 Products” shall mean all products, processes, or services including Biological Products that are to be commercialized, the manufacture, use or sale of which is covered by any valid and subsisting claim of the HAP-1 Patent.
     1.8 “HAP-1 Technology” means any and all Technology related to and including (i) the HAP-1 sequences or constructs and (ii) the extensin GFP gene constructs, as further described in Exhibit B.
     1.9 “Net Sales” shall mean the gross amount actually received on sales of HAP-1 Products to third parties (except as set forth below) by Ceres, and its Affiliates, less the following: (i) customary trade, quantity, or cash discounts and commissions to non-affiliated brokers or agents to the extent actually allowed and taken; (ii) amounts repaid or credited by reason of rejection or return; (iii) any sales, use, tariff, customs duties, V.A.T. and/or other taxes, duties and similar governmental assessments (except taxes based on income), which are paid by or on behalf of Ceres; and (iv) outbound transportation, shipping, packing, costs of insurance in transit, and other costs paid or allowed by Ceres; subject in all cases (i) to (iii) being separately charged on customer invoices or credit notes. In any transfers of Product between Ceres and an Affiliate, Net Sales shall be calculated based only on the final sale of the Product to an independent third party.
     1.10 “Non-Commercial Research and Teaching” shall mean research and teaching activities whose primary purpose is the advancement of science or academic learning and dissemination of knowledge excluding (a) any research sponsored by a commercial entity other than Ceres or (b) any research where the results will be provided to a commercial entity other than Ceres, either directly by CUTS or the University or via collaboration or otherwise, and other than through publication in a learned journal.
     1.11 “Other Project Technology” shall mean any Technology, which the University develops, which is based on or created by using Project Technology and/or which furthers the Purpose without funding or information from Ceres during the Research Project.
     1.12 “Party” means, CUTS or Ceres, collectively they are sometimes referred to as the “Parties”.
     1.13 “Patent Rights” shall mean all patents and patent applications throughout the world, including any reissues, extensions, substitutions, continuations, divisions, and continuations-in-part applications, reexaminations or extensions or other government actions which extend the life of a patent, and all rights to apply for patent protection and all rights, if any, to sue or bring other actions for past, present or future infringement of such rights. The Party’s respective Patent Rights shall be referred to as Ceres Patent Rights and CUTS Patent Rights.
     1.14 “Products” shall mean all products, processes, or services including Biological Products that are to be commercialized, the manufacture, use or sale of which is covered by any valid and subsisting claim of the Patent Rights within CUTS Background Technology, and/or the Project Technology, except that Products shall not include any HAP-1 Products.
     1.15 “Project Technology” shall mean any and all Technology developed or obtained during and resulting from the Research Project, but excluding any Background Technology, HAP-1 Technology and Other Project Technology.
     1.16 “Purpose” shall mean the generation and analysis and transfer to Ceres of data and large numbers of transgenic Arabidopsis plants and/or seeds transformed with constructs containing the GFP gene the expression of which is indirectly driven by a large amount of different plant promoters, as further described in the Research Plan.
     1.17 “Research Project” shall mean the collaborative research program under which the University and Ceres have performed and shall perform certain research and development activities in pursuit of the Purpose and in accordance with the Research Plan, as defined in the Sponsored Research Agreement.

     1.18 “Research Plan” shall mean the mutually agreed document attached as Exhibit A to the Sponsored Research Agreement that describes the respective research experiments and the specific responsibilities of Ceres and University in performing the Research Project.
     1.19 “Sublicense Income” shall mean the gross amount actually received by either Ceres or its Affiliates in consideration for sublicenses of any of the rights under the HAP-1 Patent granted hereunder, including up-front fees, lump sum payments and any running royalties (on a product-by-product and country-by-country basis), without deduction of any kind, but excluding the following, in relation to which no payments shall be due to CUTS:
          (a) Payments received by either Ceres or its Affiliates solely for performance of research and development, including but not limited to milestone payments for achievement of objectives in research and development, only to the extent that such payments (i) cover the actual cost of the research and development work; (ii) cover the amounts of the milestone payments due under Paragraph 5.5 hereof; or, (iii) are directly related to development of products that would be covered by this Agreement;
          (b) Investments made by a sublicensee in either Ceres or its Affiliates;
          (c) Payments made to either Ceres or its Affiliates solely to the extent that they cover the actual costs of conducting testing and other activities in connection with obtaining regulatory approval for a Product;
          (d) Reimbursed expenses of either Ceres or its Affiliates.
     1.20 “Sponsored Research Agreement” shall mean that certain sponsored research agreement dated June 1, 2000, between the University and Ceres in respect of the Research Project.
     1.21 “Technological Element” shall mean any individual Biological Material, data, methods, protocols, procedures, processes arising out of the University’s performance of the Research Project and which is employed or embodied in a Product and which can be separated from other such Biological Material, data, methods, protocols, procedures, processes employed or embodied in the Product and which, in the absence of a license, would infringe CUTS Patent Rights. There shall be three (3) mutually exclusive types of Technological Elements, (i) those solely owned by CUTS, (ii) those jointly owned by CUTS and Ceres, and (iii) all other Technological Elements. A non-inclusive list of examples of Technological Elements can be found in Exhibit C hereto.
     1.22 “Technology” shall mean any Biological Material, Biological Product, data, methods, protocols, procedures, processes and the like, and the Patent Rights and Technology Rights relating thereto.
     1.23 “Technology Rights” shall mean existing and future proprietary rights, including but not limited to know-how rights, trade secret rights, copyrights, design rights, and all other intellectual property rights (including without limitation the right, if any, to sue or bring other actions for past, present or future infringement of such proprietary rights), but excluding Patent Rights. The Party’s respective Technology Rights shall be referred to as Ceres Technology Rights and CUTS Technology Rights.
     1.24 “Term” shall mean the period beginning on the Effective Date, and ending on the earlier of (i) the date of the expiration of the last to expire patent licensed hereunder, or if no patents are licensed hereunder, ten (10) years from the Effective Date, or (ii) the termination hereof pursuant to the terms of Section 6 of this Agreement.
     1.25 “University” shall mean the University of Cambridge.
2. PROJECT TECHNOLOGY
     CUTS acknowledges and agrees with Section 4.2 of the Sponsored Research Agreement on Ownership of Project Technology.
3. LICENSE GRANTS
     3.1 Subject to all the terms of this Agreement, CUTS hereby grants to Ceres, under CUTS Patent Rights and CUTS Technology Rights, a fully paid-up, irrevocable, world-wide, non-exclusive license, including the right to grant sublicenses, to make, have made, use, or have used, CUTS Background Technology.
     3.2 Subject to all the terms of this Agreement Ceres hereby grants to CUTS a limited license to use the Project Technology solely for Non-Commercial Research and Teaching purposes. Ceres acknowledges and agrees that such license will be implemented by CUTS solely at the University, under the full responsibility of CUTS.
     3.3 Subject to all the terms of this Agreement CUTS hereby grants to Ceres, under CUTS Patent Rights and CUTS Technology Rights an irrevocable, world-wide, exclusive license, including the right to grant sublicenses: (a) to possess, to make (e.g. propagate), have made, use, sell, have sold, offer for sale, import and have imported the HAP-1 Technology, and (b) to make, have made, use, sell, have sold, offer for sale, import and have imported HAP-1 Products; except that CUTS shall retain the limited right to use such HAP-1 Technology for Non-Commercial Research and Teaching purposes solely at the University under the full responsibility of CUTS.
     3.4 Ceres will notify CUTS of each sublicense granted hereunder.
     3.5 Subject to all the terms of this Agreement, and only in respect of Ceres Background Technology that Ceres makes available to the University for conducting the Research Project, Ceres hereby grants to CUTS, under Ceres Patent Rights and Ceres Technology Rights, a limited, fully paid-up, non-exclusive license to use such Ceres Background Technology solely at the University and only (i) to perform the Research Project and (ii) for

Non-Commercial Research and Teaching purposes.
4. OTHER PROJECT TECHNOLOGY
     Prior to commercializing or granting any rights to any third party to commercialize any Other Project Technology, CUTS shall offer to Ceres in writing terms for the commercialization of such Other Project Technology (“Offer”), and Ceres will have a sixty (60) day period from the date of delivery of the Offer in which to indicate its desire to accept such Offer, subject to negotiation of definitive agreements. If the Offer is declined or is not accepted during such sixty (60) day period, CUTS may either commercialize itself or grant a license to a third party on terms no more favorable to the third party than the terms of the Offer. If Ceres indicates its desire to accept the Offer in writing within said sixty (60) day period, the Parties agree to negotiate in good faith the definitive agreements for such commercialization; provided, however, that if the Parties are unable to agree upon the terms and conditions of any such license or acquisition agreement within twelve months of delivery of the written notice of Ceres’ desire to accept the Offer, CUTS may either commercialize itself or grant a license to a third party on terms no more favorable to the third party than the terms offered by CUTS to Ceres. In determining whether the terms offered to a third party are more favorable than those received or accepted by Ceres, all terms and conditions of the respective offers shall be considered, including but not limited to, monetary terms, scope of rights granted, warranties and indemnities.
5. CONSIDERATION
     5.1 License Initiation Fee. Ceres agrees to pay to CUTS the amount of [***] United States dollars (U.S. $[***]) within thirty (30) business days of the Effective Date. Such fee includes the reimbursement of all costs incurred by CUTS in connection with the filing and prosecution of the HAP-1 Patent.
     5.2 Royalty on Net Sales. Ceres shall pay to CUTS an earned royalty on Net Sales on a product-by-product and country-by-country basis. Earned royalties shall accrue in each country for the duration of CUTS Patent Rights covering such HAP-1 Product in that country. Ceres shall pay royalties to CUTS on Net Sales from the first date of commercial introduction of a HAP-1 Product, which royalty shall be A. A is defined as follows: the lesser of [***] percent ([***]%) or (W/X)(MRNS); where X shall be the total number of Technological Elements in the HAP-1 Product; W is the sum of one half of the number of Technological Elements contributed to the HAP-1 Product which are jointly owned by CUTS and Ceres plus the total number of Technological Elements contributed to the HAP-1 Product solely by CUTS; and, MRNS shall be the maximum royalty on Net Sales, which is [***] percent ([***]%). The Parties further agree to negotiate in good faith for another royalty rate in the event of substantial market considerations.
     5.3 Royalty on Sublicense Income. Ceres shall pay to CUTS an earned royalty on Sublicense Income actually received by Ceres, which royalty shall be A. A is defined as follows: the lesser of [***] percent ([***]%) or (W/X)(MRNS); where X shall be the total number of Technological Elements in the sublicense; W is the sum of one half of the number of Technological Elements contributed to the sublicense which are jointly owned by CUTS and

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Ceres plus the total number of Technological Elements contributed to the sublicense solely by CUTS; and, MRNS shall be the maximum royalty on Sublicense Income, which is [***] percent ([***]%). The Parties further agree to negotiate in good faith for a lower royalty rate in the event of substantial market considerations.
     5.4 Milestone Payments. Ceres shall pay to CUTS the following Milestone payments:
          (a) within thirty (30) days of Ceres’ successful validation of the technical evaluation protocol for a dicotyledon plant, such as Arabidopsis, associated with the HAP-1 Technology and described in Exhibit B of this Agreement, Ceres shall pay to CUTS [***] United States dollars (U.S. $[***]). Ceres shall use all reasonable efforts to complete such validation within two (2) years of the Effective Date;
          (b) within thirty (30) days of Ceres’ successful validation of the technical evaluation protocol for a monocotyledon plant, such as rice, associated with the HAP-1 Technology and described in Exhibit B of this Agreement, Ceres shall pay to CUTS [***] United States dollars (U.S. $[***]);
          (c) within thirty (30) days of CUTS’ notice to Ceres that a United States patent under the HAP-1 Patent, licensed to Ceres hereunder has been issued to CUTS, Ceres shall pay to CUTS [***] United States dollars (U.S. $[***]);
          (d) within thirty (30) days of CUTS’ notice to Ceres that a European patent under the HAP-1 Patent licensed to Ceres hereunder, has been issued to CUTS, Ceres shall pay to CUTS [***] United States dollars (U.S. $[***]).
     5.5 Royalty Reports; Payments; Records
          (a) First Sale. Ceres shall report to CUTS the date of first commercial sale of any HAP-1 Product within thirty (30) business days of occurrence in each country.
          (b) Reports and Payments. Within sixty (60) days after the conclusion of each calendar year following First Sale, Ceres shall deliver to CUTS a report containing the following information:

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(i) the number of HAP-1 Products sold to independent third parties in each country;
(ii) the gross sales price for each HAP-1 Product sold by Ceres and its Affiliates during the applicable year in each country;
(iii) the calculation of Net Sales and Sublicense Income for the applicable year in each country, including a listing of applicable deductions and credits applied;
(iv) the total royalty payable on Net Sales in U.S. dollars, together with the exchange rates used for conversion; and,
(v) a statement indicating whether any Milestones have been attained pursuant to Section 5.5.
          All such reports shall be considered Ceres Confidential Information pursuant to Section 7, and shall not be transferred to a third party. If no royalties are due to CUTS for any year, the report shall so state. Concurrent with this report, Ceres shall remit to CUTS any payment due in respect of Net Sales, Sublicense Income or Milestones for the applicable year. CUTS shall instruct Ceres as to the method of payment.
          (c) Records. Ceres shall maintain, and shall cause its Affiliates to maintain, reasonably complete and accurate records of HAP-1 Product that is made, used, sold, or performed and Sublicense Income received under this Agreement and any amounts payable to CUTS in relation to such HAP-1 Product, which records shall contain sufficient information to permit CUTS to confirm the accuracy of any reports delivered to CUTS under this Section 5.6. The relevant party shall retain such records relating to a given royalty period for at least three (3) years after the conclusion of that royalty period, during which time CUTS shall have the right, at its sole expense, to cause an independent, certified public accountant to inspect such records once per calendar year, upon thirty (30) days’ prior written notice, during normal business hours for the sole purpose of verifying any reports and payments delivered under this Agreement. The parties shall reconcile any underpayment or overpayment within thirty (30) days after the accountant delivers the results of the audit. In the event that any audit performed under this Section reveals an aggregate underpayment in excess of five percent (5%) during any calendar year, Ceres or the applicable sublicensee or Affiliate shall bear the full cost of such audit.
6. TERM AND TERMINATION
     6.1 Term. Unless otherwise terminated by operation of law or by acts of the Parties in accordance with the terms of this Agreement, this Agreement will be in force for the Term.
     6.2 Monies Due/Accrued Rights. Any termination of this Agreement shall not relieve Ceres of its obligation to pay any monies due or owing at the time of such termination and will not impair any accrued right of CUTS arising under this Agreement prior to such termination.

     6.3 Termination Upon Breach. Upon material breach or default of any of the terms and conditions of this Agreement, the defaulting Party shall be given notice of such default in writing and a period of sixty (60) days after receipt of such notice to correct the breach or default. If (a) the default or breach (i) is material to this Agreement taken as a whole, and (ii) is not corrected within said sixty (60) day period and the defaulting Party has not taken reasonable steps to cure the same, and (b) the Party not in default has fully complied with all of its obligations under this Agreement and (c) the Party not in default has no adequate remedy from monetary changes, the Party not in default shall have the right to terminate this Agreement. In the event that this Agreement is terminated due to a breach by CUTS, Sections 3.1 and 3.3 of this Agreement shall survive such termination.
     6.4 Termination upon Bankruptcy. A Party shall have the right to terminate this agreement upon the first to occur of the following events: (i) a petition of action is filed or action taken by or against the other Party under any law dealing with insolvency or bankruptcy; (ii) a receiver is appointed over the assets or undertaking of the other Party; (iii) the other Party enters into a deed of arrangement or makes an assignment for the benefit of creditors; or (iv) the other Party ceases to function as a going concern or an order is made or a resolution passed to that effect.
     6.5 Ceres Termination Rights. In addition to the above termination rights, Ceres shall be entitled to terminate this Agreement at any time, with or without cause, upon providing CUTS with ninety (90) days’ notice of termination in writing.
7. CONFIDENTIALITY
     7.1 Mutual Non-Disclosure Obligations. Without prejudice to Sections 7.7 and 7.8 of the Sponsored Research Agreement, each Party hereby agrees that it shall keep confidential and not use for any purpose, except as provided herein, all Confidential Information supplied to it (the “Recipient”) by the other Party (the “Disclosing Party”) during the term of this Agreement and for five (5) years after termination or expiration hereof; provided, however, that the foregoing obligations of confidentiality and non-use shall not apply to the extent that any Confidential Information is demonstrated by written records to be (a) already known to the Recipient or one of its Affiliates at the time of disclosure hereunder (provided the Recipient and/or its Affiliates comply with any restrictions imposed by third parties); or (b) is hereafter developed by the Recipient or one of its Affiliates in the course of work entirely independent of any disclosure hereunder; or (c) publicly known prior to or after disclosure hereunder other than through acts or omissions of the Recipient or one of its Affiliates; or (d) disclosed in good faith to the Recipient or one of its Affiliates by a third party (provided the Recipient and/or its Affiliates comply with any restrictions imposed by third parties). This does not prevent disclosure to third parties by the Recipient under a secrecy or confidentiality agreement with essentially the same confidentiality provisions provided herein in connection with the exercise of its rights under this Agreement (but only to the extent permitted herein). In addition, disclosure may be made (i) to Recipient’s employees, consultants, representatives, agents and advisors provided that such persons are subject to confidentiality obligations consistent with the ones set forth in this Section 7.1, and (ii) to governmental agencies to the extent required to secure governmental approval for marketing of the Products; provided, however, that the Recipient shall seek to limit disclosure and to obtain confidential treatment therefor.
     7.2 Affiliates, Licensee and Sublicensees. Nothing herein shall be construed as preventing Ceres from disclosing any information received from CUTS to an Affiliate, licensee or to a sublicensee of Ceres, provided such Affiliate, licensee or sublicensee has undertaken a similar obligation of confidentiality with respect to the Confidential Information.
     7.3 Internet Communications. To the extent that the Parties use the Internet as a means of communication, all e-mail and/or other Internet-based communications containing Confidential Information shall be encrypted.
8. PRESS RELEASES AND USE OF NAMES AND TRADEMARKS
     8.1 Press Releases. All press releases which one Party desires to make relating to the Research Project or any of the matters contemplated hereunder shall be prepared by such Party as a joint press release of the Parties and shall not be publicly released or released to the press without the prior written consent of the other Party.
     8.2 Use of Tradenames. Neither Party shall disclose or use the name of the other for any purpose without the prior written consent of the named Party, except for the purposes of referring to this Agreement in disclosures to be made in documents in connection with financings and/or as required by law.
9. REPRESENTATIONS AND WARRANTIES
     9.1 Ceres Representations and Warranties. Ceres represents to CUTS that:
          (a) Ceres is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted;
          (b) All corporate action on the part of Ceres and its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of Ceres hereunder has been taken, and this Agreement constitutes a valid and legally binding obligation of Ceres, enforceable in accordance with its terms; and,
          (c) Ceres warrants to CUTS that it has the lawful right to grant the licenses granted to CUTS under this Agreement.
     9.2 CUTS Representations and Warranties.
          (a) CUTS is a company duly organized, validly existing and in good standing under the laws of England and Wales has all requisite power and authority to carry on its business as now conducted;
          (b) All action on the part of CUTS and its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of CUTS hereunder has been taken, and this Agreement constitutes a valid and legally binding obligation of CUTS, enforceable in accordance with its terms; and
          (c) CUTS warrants to Ceres that it has the lawful right to grant the licenses granted to Ceres under this Agreement. CUTS warrants that, to the best of its knowledge, CUTS owns and has full rights, title and interest, through assignment by the University and/or inventors associated with the University, in all Technology Rights, Patent Rights or other rights which are or shall or may be licensed to Ceres pursuant to this Agreement; including without limitation, Technology Rights, Patent Rights and other rights on CUTS Background Technology, on the HAP-1 Patent and HAP-1 Technology, and on Other Project Technology.
10. DISCLAIMERS
     10.1 Project Technology and CUTS Background Technology. The Parties accept no responsibility whatsoever for any use which may be made of any work carried out under or pursuant to this Agreement, of the Project Technology, or of its Background Technology, and no liability whatsoever either direct or indirect shall rest upon the a Party, its employees, students, agents or appointees for the effects of any Product or process that may be developed, manufactured, used, sold, imported or distributed by or on behalf of the other Party or any Affiliate or sublicensee of the other Party, notwithstanding that such Product or process may be based upon the findings of the Research Project, the results or upon any other advice or information furnished by a Party, its employees, students, agents or appointees under this Agreement.
     10.2 General. Except as expressly provided for in this Agreement the licenses granted to the Parties under this Agreement and the associated Technology, Biological Materials, Patent Rights, property rights, Products, and patent methods are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED.
11. LIMITATION OF LIABILITY
     11.1 EXCLUSIONS. IN NO EVENT WILL ANY PARTY BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUES AND LOSS OF PROFITS IN CONNECTION WITH THIS AGREEMENT OR IN CONNECTION WITH THE USE OF THE TECHNOLOGY, BIOLOGICAL MATERIALS, PATENT RIGHTS, PROPERTY RIGHTS OR PRODUCTS.
     11.2 Limitation. Under no circumstances whatsoever shall CUTS liability to Ceres under or otherwise in connection with this Agreement exceed sums paid by Ceres to CUTS under this Agreement together with the sums paid by Ceres to the University under the Sponsored Research Agreement.
12. INDEMNIFICATION
     12.1 Ceres Indemnity. Ceres agrees to indemnify, defend and hold harmless CUTS, its employees, students, agents and appointees, including but not limited to, Dr. Haseloff, from and against any and all liability, loss, damage, cost or expense (including reasonable legal fees, court costs and other expenses of litigation) arising out of or in connection with third party claims relating to:
          (a) any alleged infringement of a third party’s intellectual property rights by reason of Ceres’ activities in relation to the Research Project or this Agreement; or
          (b) any HAP-1 Product or process developed, manufactured, used, sold, imported or distributed by or on behalf of Ceres, its Affiliates or sublicensees arising out of the Research Project or in any way out of this Agreement.
13. PATENT PROSECUTION AND MAINTENANCE
     13.1 Responsibility.
          (a) CUTS will diligently prosecute and maintain at its own expense, CUTS Patent Rights related to CUTS Background Technology and Other Project Technology using counsel of its choice.
          (b) Ceres shall have the sole right and discretion, at its own expense, to prepare, file, prosecute and maintain patent applications and patents claiming Project Technology and the HAP-1 Patent, using patent counsel of its own choosing. CUTS will cause inventors to assign their ownership rights in the Project Technology to Ceres and will cooperate with and assist Ceres in preparation of such patents and patent applications. CUTS will cooperate with and assist Ceres, and will cause the University to cooperate with and assist Ceres in assuming any ongoing patent prosecution relating to the HAP-1 Patent or in the preparation and prosecution of any further such patents and patent applications as may arise.
          (c) The Parties will promptly provide each other with copies of all relevant documentation associated with their respective Patent Rights to the extent that such Patent Rights relate to Project Technology, the HAP-1 Patent, CUTS Background Technology or Other Project Technology and all other reasonable assistance so that both Parties may be currently and promptly informed and apprised of the continuing prosecution and may comment upon such documentation sufficiently in advance of any initial deadline for filing a response; provided, however, that if the receiving Party has not commented upon such documentation prior to ten (10) business days before the initial deadline for filing a response with the relevant government patent office, then the Party providing the documentation will be free to respond appropriately without consideration of comments by the receiving Party, if any. Both Parties hereto will keep this documentation in confidence in accordance with the provisions of Section 7 herein.
     13.2 Choice to Not Prosecute. If subsequent to filing a patent application that claims Project Technology or the HAP-1 Patent, Ceres elects not to prosecute or maintain such patent application or ensuing patent or fund such prosecution, filing or maintenance, Ceres shall, on a country-by-country basis, give CUTS notice thereof within a reasonable period prior to allowing such patent application or patent to lapse or become abandoned or unenforceable and CUTS may continue prosecution or maintenance of such patent application or patent at its sole expense and for its exclusive benefit.
     13.3 Claims. CUTS will use all reasonable efforts to amend any patent application to include claims requested by Ceres and required to protect the products contemplated to be sold or methods contemplated to be practiced under this Agreement.
     13.4 Interferences/Oppositions. The costs of all interferences and oppositions relating to such Patent Rights will be considered prosecution expenses and also will be borne by the prosecuting Party.
14. PATENT INFRINGEMENT
     14.1 Notice. In the event that a Party learns of any infringement of any Patent Right licensed under this Agreement, that Party will call the attention of the other Party thereto in writing and will provide the other Party with reasonable evidence of such infringement. The Parties to this Agreement acknowledge and agree that during the period and in a jurisdiction where Ceres has exclusive rights under this Agreement, CUTS will not notify a third party of the infringement of any of Patent Rights without first obtaining consent of Ceres. The Parties will use their diligent efforts in cooperation with each other to terminate such infringement without litigation. Ceres shall have no obligation and CUTS shall have no right, to grant any rights to such infringing third party in derogation of the exclusive licenses granted to Ceres under this Agreement.
     14.2 Legal Action. Ceres may request that CUTS take legal action against the infringement of Patent Rights. Such request must be made in writing and must include reasonable evidence of such infringement and damages to Ceres. If the infringing activity has not been abated within ninety (90) days following the effective date of such request, CUTS will have the right to elect to:
          (a) commence suit on its own account; or
          (b) refuse to participate in such suit;
and CUTS will give notice of its election in writing to Ceres by the end of the 100th day after receiving notice of such request from Ceres. Ceres may thereafter bring suit for patent infringement if and only if CUTS elects not to commence suit and if the infringement occurred during the period and in a jurisdiction where Ceres had exclusive rights under this Agreement. However, in the event Ceres elects to bring suit in accordance with this Section 14.2, CUTS may thereafter join such suit at its own expense.
     14.3 Expenses and Awards. Such legal action as is decided upon will be at the expense of the Party on account of whom suit is brought and all recoveries recovered thereby will belong to such Party; provided, however, that legal action brought jointly by CUTS and Ceres and participated in by both will be at the joint expense of the Parties and all recoveries from such joint legal action will be allocated in the following order:
          (a) to each Party as reimbursement in equal amounts of the outside attorney’s costs, fees, and other related expenses to the extent each Party paid for such costs, fees, and expenses until all such costs, fees, and expenses are consumed for each Party, provided that if one Party paid more for such costs, fees, and expenses, all of such Party’s costs, fees, and expenses shall be reimbursed in full prior to the allocation of any remaining recovery to either Party under Subsection 14.3(b); and
          (b) any remaining amount to be divided by the Parties in the following manner: (i) seventy-five percent (75%) to Ceres and twenty-five percent (25%) to CUTS of any recoveries based on actual damages and lost profits; and (ii) fifty percent (50%) to Ceres and fifty percent (50%) to CUTS of any recoveries based on punitive and statutory enhanced damages.
     14.4 Cooperation. Each Party will cooperate with the other in litigation proceedings instituted hereunder but at the expense of the Party on account of whom suit is brought. Such litigation will be controlled by the Party bringing the suit, except that CUTS may be represented by counsel of its choice, at its expense, in any suit brought by Ceres.
15. PATENT MARKING
          Ceres will mark all Products made, used, or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.
16. GOVERNMENT APPROVAL OR REGISTRATION
          If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, Ceres will assume all legal obligations to do so. Ceres will notify CUTS if it becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement. Ceres will make or cause to be made all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process. CUTS shall cooperate with Ceres, to the extent it is able to do so within the law and established policy of CUTS, by providing documentation and testimony to assist Ceres in obtaining such approval or registration. Any expenses incurred by CUTS in cooperating with Ceres in obtaining approval or registration of this Agreement in any country will be reimbursed within thirty (30) days after receiving an itemized invoice for such expenses from CUTS.
17. MISCELLANEOUS
     17.1 Reserved Rights. Ceres may during or after the Term of this Agreement independently or with third parties perform any research, including, without limitation, research related to the Purpose in any plant. Cambridge retains the right, after the Research Project is complete, to perform research and development work related to the Purpose independent of Ceres.
     17.2 Mediation and Governing Law.
          (a) If any dispute arises out of or in connection with this Agreement the Parties will attempt in good faith to settle it by negotiation.
          (b) If the Parties are unable to settle any dispute by negotiation within twenty-eight (28) days the Parties will attempt to settle it by mediation in accordance with the Centre for Dispute Resolution (CEDR) Model Mediation Procedure.
          (c) To initiate a mediation, a Party must give notice in writing to the other Parties requesting a mediation in accordance with Section 17.7.
          (d) This Agreement and all questions of construction, validity and performance under this Agreement shall be governed by English law.
     17.3 Independent Contractors. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. All activities by the Parties hereunder shall be provided as independent contractors. Neither Party shall incur any debts or make any commitments for the other except to the extent, if at all, specifically provided herein.
     17.4 Force Majeure. If the performance of any part of this Agreement by a Party is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the Party liable to perform, unless conclusive evidence to the contrary is provided, the Party so affected shall use its diligent efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.
     17.5 Construction. In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect, as long as it does not materially alter the purpose and performance of this Agreement. If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. In the event that the terms and conditions of this Agreement are materially altered as a result of this Section, the Parties will renegotiate the terms and conditions of this Agreement to resolve any inequities.
     17.6 Entire Agreement. Without prejudice to the Sponsored Research Agreement, this Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes all prior agreements, understandings, writings, and discussions between the Parties relating to said subject matter. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of the Parties, except that the Parties may amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.
     17.7 Notices. All notices pertaining to this Agreement, including but not limited to notices concerning progress reports and royalty and other payments, shall be in writing and sent by two-day delivery via an internationally recognized delivery service, to the Parties at the following addresses or such other address as such Party shall have furnished in writing to the other Parties in accordance with this Section 17.7:
          For CUTS:
Cambridge University Technical Services, Ltd.
Research Services Division
16 Mill Lane
Cambridge CB2 1SB
Great Britain
Attention: Contracts Officer
          For Ceres:
Ceres, Inc.
3007 Malibu Canyon Road
Malibu, CA 90265
U.S.A.
Attention: Chief Operating Officer
          A notice shall be deemed to have been received on the day after deposit with the delivery service, if sent by overnight delivery.
     17.8 No Third Party Beneficiaries and No Assignment. This Agreement shall be binding upon and inure to the benefit of the successors in interest of the respective Parties. This Agreement shall not be assigned by any Party without the written consent of the other Parties; provided, however, Ceres may assign this Agreement to any Affiliates or to any corporation with which it may merge or consolidate, or to which it may transfer all or substantially all of its assets or business, without obtaining the consent of CUTS.

     17.9 Further Assurances. Each Party hereto shall execute such further papers or agreements as may be necessary to effect the purposes of this Agreement and carry out its provisions.
     17.10 Export Control Laws. The Parties will observe all applicable national laws with respect to the transfer of materials and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations.
     17.11 No Waiver. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by either Party of any condition or term in any one or more instances shall be construed as a further or continuing waiver of such condition or term or of any other condition or term.
     17.12 Severability. If any term of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected.
     17.13 Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
     17.14 Survival. Upon termination of this Agreement for any reason, Sections 3, 6, 7, 8, 10, 11, 12, 13, 14 and 17.2 and any accrued rights, obligations and causes of action shall survive termination of this Agreement.

          In Witness Whereof, both CUTS and Ceres have executed this Exclusive License Agreement, in duplicate originals, by their respective officers hereunto duly authorized, as of the date and year written on page one hereof.

CAMBRIDGE UNIVERSITY TECHNICAL SERVICES LTD.		CERES, INC.

By	/s/ R.C. Jennings	By	/s/ Richard Flavell

Name:	Dr. R.C. Jennings	Name: Richard Flavell, CBE, FRS
Title:	Director	Title: Chief Scientific Officer

		By	/s/ Peter Mascia

Name: Dr. Peter Mascia
Title: Director of Product Development

Exhibit A
CUTS Background Technology
HAP1 ENHANCER TRAP LINES
HAP1-VP16:HAP1-UAS-Extensin-emdGFP
HC10 — stomatal guard cells
HC03 — root base, cortex, endodermis
HC128.3 — petal vasculature
HC104.2 — leaf vasculature
HAP1-VP16:HAP1-UAS-histone-mCFP
With expression patterns in first screen:
HS69 — epidermis of roots, pili, abscission zones
HS135 — mature vasculature of silique and petals
HS151 — base of silique
HS164 — epidermis of roots, cotyledons, siliques, flowers
HS165 — style epidermis
HS176 — mature leaves
HS181 — silique vascular
HS222 — YOUNG ROOTS
HS230 — sepals and leaves
HS238 — vascular tissue roots, shoot meristem of embryo
HS241a — root tips
HS241b — hypocotyls and cotyledons, stem
HS251 — epidermis of stem/flower
HS357 — lateral root primordial
No expression in untreated seedlings, mature plants:
HS42
HS57
HS62

HS130
HS138
HS168
HS179
HS181
HS186
HS192
HS202
HS204
HS210
HS216
HS217
Hs220
HS221
HS225
HS228
HS231
HS232
HS243
HS247
HS250
HS253
HS359
HS630
HS361
HS364
HS366
HS368
HS369
HS371

Exhibit B
HAP-1 Technology
Description of HAP-1 technology:
ET HAP1 EXT emdGFP [diagram of linear T-DNA vector transformation]

T HAP1 EXT emdGFP
ednesday, October 31, 2001 2:45 pm
Page 1

10 20 30 40 50
TGAGCGTCGCAAAGGCGCTCGGTCTTGCCTTGCTCGTCGGTGATGTACTT

60 70 80 90 100
CACCAGCTCCGCGAAGTCGCTCTTCTTGATGGAGCGCATGGGGACGTGCT

110 120 130 140 150
TGGCAATCACGCGCACCCCCCGGCCGTTTTAGCGGCTAAAAAAGTCATGG

160 170 180 190 200
CTCTGCCCTCGGGCGGACCACGCCCATCATGACCTTGCCAAGCTCGTCCT

210 220 230 240 250
GCTTCTCTTCGATCTTCGCCAGCAGGGCGAGGATCGTGGCATCACCGAAC

260 270 280 290 300
CGCGCCCTGCGCGGGTCGTCGGTCAGCCAGAGTTTCAGCAGGCCGCCCAG

310 320 330 340 350
GCGGCCCAGGTCGCCATTGATGCGGGCCAGCTCGGCGACGTGCTCATAGT

360 370 380 390 400
CCACGACGCCCGTGATTTTGTAGCCCTGGCCGACGGCCAGCAGGTAGGCC

410 420 430 440 450
GACAGGCTCATGCCGGCCGCCGCCGCCTTTTCCTCAATCGCTCTTCGTTC

460 470 480 490 500
GTCTGGAAGGCAGTACACCTTGATAGGTGGGCTGCCCTTCCTGGTTGGCT

510 520 530 540 550
TGGTTTCATCAGCCATCCGCTTGCCCTCATCTGTTACGCCGGCGGTAGCC

560 570 580 590 600
GGCCAGCCTCGCAGAGCAGGATTCCCGTTGAGCACCGCCAGGTGCGAATA

610 620 630 640 650
ACCGACAGTGAAGAAGGAACACCCGCTCGCGGGTGGGCCTACTTCACCTA

660 670 680 690 700
TCCTGCCCGGCTGACGCCGTTGGATACACCAAGGAAAGTCTACACGAACC

710 720 730 740 750
CTTTGGCAAAATCCTGTATATCGTGCGAAAAAGGATGGATATACCGAAAA

<shows_similarity_to_traF:_GenBank_Accession_Number_X54459

760 770 780 790 800
AATCGCTATAATGACCTCGAAGCAGGGTTATGCAGCGGAAAAGCGCCACG

810 820 830 840 850
CTTCCCGAAGGGAGAAAGGCGGACAGGTATCCGGTAAGCGGCAGGGTCGG

860 870 880 890 900
AACAGGAGAGCGCACGAGGGAGCTTCCAGGGGGAAACGCCTGGTATCTTT

910 920 930 940 950
ATAGTCCTGTCGGGTTTCGCCACCTCTGACTTGAGCGTCGATTTTTGTGA

960 970 980 990 1000
TGCTCGTCAGGGGGGCGGAGCCTATGGAAAAACGCCAGCAACGCGGCCTT

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 2

```
        1010      1020      1030      1040      1050
TTTACGGTTCCTGGCCTTTTGCTGGCCTTTTGCTCACATGTTCTTTCCTG

        1060      1070      1080      1090      1100
CGTTATCCCCTGATTCTGTGGATAACCGTATTACCGCCTTTGAGTGAGCT

        1110      1120      1130      1140      1150
GATACCGCTCGCCGCAGCCGAACGACCGAGCGCAGCGAGTCAGTGAGCGA
```

<standard_name=ColE1_ori:_shows_similarity_to_GenBank_Accession_

```
        1160      1170      1180      1190      1200
GGAAGCGGAAGAGCGCCAGAAGGCCGCCAGAGAGGCCCACCCCGGCCGTG

        1210      1220      1230      1240      1250
AGGCTTGCACGCTAGGGCAGGGCATGAAAAAGCCCGTAGCGGGCTGCTAC

        1260      1270      1280      1290      1300
GCCCCTCTGACGCGGTGGAAAGGGGGAGGGGATGTTGTCTACATGGCTCT

        1310      1320      1330      1340      1350
GCTGTAGTGAGTGGGTTGCGCTCCGGCAGCGGTCCTGATCAATCGTCACC

        1360      1370      1380      1390      1400
CTTTCTCGGTCCTTCAACGTTCCTGACAACGAGCCTCCTTTTCGCCAATC

        1410      1420      1430      1440      1450
CATCGACAATCACCGCGAGTCCCTGCTCGAACGCTGCGTCCGGACCGGCT

        1460      1470      1480      1490      1500
TCGTCGAAGGCGTCTATCGCGGCCCGCAACAGCGGCGAGAGCGGAGCCTG

        1510      1520      1530      1540      1550
TTCAACGGTGCCGCCGCGCTCGCCGGCATCGCTGTCGCCGGCCTGCTCCT

        1560      1570      1580      1590      1600
CAAGCACGGCCCCAACAGTGAAGTAGCTGATTGTCATCAGCGCATTGACG

        1610      1620      1630      1640      1650
GCGTCCCCGGCCGAAAAACCCGCCTCGCAGAGGAAGCGAAGCTGCGCGTC

        1660      1670      1680      1690      1700
GGCCGTTTCCATCTGCGGTGCGCCCGGTCGCGTGCCGGCATGGATGCGCG

        1710      1720      1730      1740      1750
CGCCATCGCGGTAGGCGAGCAGCGCCTGCCTGAAGCTGCGGGCATTCCCG

        1760      1770      1780      1790      1800
ATCAGAAATGAGCGCCAGTCGTCGTCGGCTCTCGGCACCGAATGCGTATG

        1810      1820      1830      1840      1850
ATTCTCCGCCAGCATGGCTTCGGCCAGTGCGTCGAGCAGCGCCCGCTTGT

        1860      1870      1880      1890      1900
TCCTGAAGTGCCAGTAAAGCGCCGGCTGCTGAACCCCCAACCGTTCCGCC

        1910      1920      1930      1940      1950
AGTTTGCGTGTCGTCAGACCGTCTACGCCGACCTCGTTCAACAGGTCCAG

        1960      1970      1980      1990      2000
GGCGGCACGGATCACTGTATTCGGCTGCAACTTTGTCATGCTTGACACTT
```

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 3

```
         2010      2020      2030      2040      2050
TATCACTGATAAACATAATATGTGCACCAACTTATCAGTGATAAAGAATC

         2060      2070      2080      2090      2100
CGCGCGTTCAATCGGACCAGCGGAGGCTGGTCCGGAGGCCAGACGTGAAA

         2110      2120      2130      2140      2150
CCCAACATACCCCTGATCGTAATTCTGAGCACTGTCGCGCTCGACGCTGT

         2160      2170      2180      2190      2200
CGGCATCGGCCTGATTATGCCGGTGCTGCCGGGCCTCCTGCGCGATCTGG

         2210      2220      2230      2240      2250
TTCACTCGAACGACGTCACCGCCCACTATGGCATTCTGCTGGCGCTGTAT

         2260      2270      2280      2290      2300
GCGTTGGTGCAATTTGCCTGCGCACCTGTGCTGGGCGCGCTGTCGGATCG

                                           >BglII
                                             |
   <shows_similarity_to_tetA:_GenBank_Accession_Number_X75761
                                             |
         2310      2320      2330      2340  |   2350
TTTCGGGCGGCGGCCAATCTTGCTCGTCTCGCTGGCCGGCGCCAGATCTG

         2360      2370      2380      2390      2400
GGGAACCCTGTGGTTGGCATGCACATACAAATGGACGAACGGATAAACCT

         2410      2420      2430      2440      2450
TTTCACGCCCTTTTAAATATCCGATTATTCTAATAAACGCTCTTTTCTCT

   >TR                            >del35S_TATA
    |                               |
<shows_similarity_to_T-DNA_right_border:_GenBank_Accession_Numbe
   ||                               |
   ||    2460      2470      2480   |  2490      2500
TAGGTTTACCCGCCAATATATCCTGTCAAACACTGGATCTTCGCAAGACC

                                         >BamH1
                                           |
         2510      2520      2530      2540|     2550
CTTCCTCTATATAAGGAAGTTCATTTCATTTGGAGAGAACCGGATCCAAC

                  >del35S_TATA
                        |
         2560      2570 |    2580      2590      2600
AATGTCCTCCGACTCGTCCAAGATCAAGAGGAAGCGGAACCGCATCCCGC
 M  S  S  D  S  S  K  I  K  R  K  R  N  R  I  P>
 ______MHAP1-VP16. SEQUENCED AND CONFIRMED________>

         2610      2620      2630      2640      2650
TCAGCTGCACCATCTGCCGGAAGAGGAAGGTCAAGTGCGACAAGCTCAGG
L  S  C  T  I  C  R  K  R  K  V  K  C  D  K  L  R>
 ______MHAP1-VP16. SEQUENCED AND CONFIRMED________>

         2660      2670      2680      2690      2700
CCGCACTGCCAGCAGTGCACCAAGACCGGGGTGGCCCACCTCTGCCACTA
 P  H  C  Q  Q  C  T  K  T  G  V  A  H  L  C  H  Y>
 ______MHAP1-VP16. SEQUENCED AND CONFIRMED________>

         2710      2720      2730      2740      2750
CATGGAGCAGACCTGGGCCGAGGAGCCCGACAAGGAGTTGCTGAAGGACA
```

NYOLIB

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm   Page 4

```
     M   E   Q   T   W   A   E   E   A   E   K   E   L   L   K   D>
 _______MHAP1-VP16. SEQUENCED AND CONFIRMED_________>

        2760        2770        2780        2790        2800
ACGAGTTGAAGAAGCTCAGGGAGCGCGTGAAGTCCTTGGAGAAGACCCTC
N   E   L   K   K   L   R   E   R   V   K   S   L   E   K   T   L>
_______MHAP1-VP16. SEQUENCED AND CONFIRMED_________>

        2810        2820        2830        2840        2850
TCCAAGGTGCACTCCTCCCCGTCGTCCAACTCCACGGCCCCCCCGACCGA
 S   K   V   H   S   S   P   R   A   N   S   T   A   P   P   T   D>
_______MHAP1-VP16. SEQUENCED AND CONFIRMED_________>

        2860        2870        2880        2890        2900
CGTCAGCCTGGGGGACGAGCTCCACTTAGACGGCGAGGACGTGGCGATGG
  V   S   L   G   D   E   L   H   L   D   G   E   D   V   A   M>
_______MHAP1-VP16. SEQUENCED AND CONFIRMED_________>

        2910        2920        2930        2940        2950
CGCATGCCGACGCGCTAGACGATTTCGATCTGGACATGTTGGGGGACGGG
A   H   A   D   A   L   D   D   F   D   L   D   M   L   G   D   G>
_______MHAP1-VP16. SEQUENCED AND CONFIRMED_________>

        2960        2970        2980        2990        3000
GATTCCCCGGGGCCGGGATTTACCCCCCACGACTCCGCCCCCTACGGCGC
 D   S   P   G   P   G   F   T   P   H   D   S   A   P   Y   G   A>
_______MHAP1-VP16. SEQUENCED AND CONFIRMED_________>

        3010        3020        3030        3040        3050
TCTGGATACGGCCGACTTCGAGTTTGAGCAGATGTTTACCGATGCCCTTG
  L   D   T   A   D   F   E   F   E   Q   M   F   T   D   A   L>
_______MHAP1-VP16. SEQUENCED AND CONFIRMED_________>

                            >BglII        >Nos_terminator
                             |                |
        3060        3070     |  3080        3090|       3100
GAATTGACGAGTACGGTGGGTAGATCTGCCCGAATTTCCCCGATCGTTCA
G   I   D   E   Y   G   G   *>
___MHAP1-VP16. SEQG____>

        3110        3120        3130        3140        3150
AACATTTGGCAATAAAGTTTCTTAAGATTGAATCCTGTTGCCGGTCTTGC

        3160        3170        3180        3190        3200
GATGATTATCATATAATTTCTGTTGAATTACGTTAAGCATGTAATAATTA

        3210        3220        3230        3240        3250
ACATGTAATGCATGACGTTATTTATGAGATGGGTTTTTATGATTAGAGTC

        3260        3270        3280        3290        3300
CCGCAATTATACATTTAATACGCGATAGAAAACAAAATATAGCGCGCAAA

                                                    >EcoRI
                                                      |
        3310        3320        3330        3340        3350
CTAGGATAAATTATCGCGCGCGGTGTCATCTATGTTACTAGATCGGGAAT

                                  >Nos_promoter
                                        |
        3360        3370        3380    |3390        3400
TCATGCTTTAAACTGAAGGCGGGAAACGACAATCTGATCATGAGCGGAGA
```

BT HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 5

```
        3410      3420      3430      3440      3450
ATTAAGGGAGTCACGTTATGACCCCCGCCGATGACGCGGGACAAGCCGTT

                                                >SacII
                                                 |
        3460      3470      3480      3490      3500
TTACGTTTGGAACTGACAGAACCGCAACGATTGAAGGAGCCACTCAGCCG

        3510      3520      3530      3540      3550
CGGGTTTCTGGAGTTTAATGAGCTAAGCACATACGTCAGAAACCATTATT

        3560      3570      3580      3590      3600
GCGCGTTCAAAAGTCGCCTAAGGTCACTATCAGCTAGCAAATATTTCTTG

        3610      3620      3630      3640      3650
TCAAAAATGCTCCACTGACGTTCCATAAATTCCCCTCGGTATCCAATTAG

        3660      3670      3680      3690      3700
AGTCTCATATTCACTCTCAATCCAAATAATCTGCACCGGATCTGGATCGT

        3710      3720      3730      3740      3750
TTCGCATGATTGAACAAGATGGATTGCACGCAGGTTCTCCGGCCGCTTGG
      M  I  E  Q  D  G  L  H  A  G  S  P  A  A  W>
      __________________NPT II____________________>

        3760      3770      3780      3790      3800
GTGGAGAGGCTATTCGGCTATGACTGGGCACAACAGACAATCGGCTGCTC
 V  E  R  L  F  G  Y  D  W  A  Q  Q  T  I  G  C  S>
___________________NPT II_________________________>

        3810      3820      3830      3840      3850
TGATGCCGCCGTGTTCCGGCTGTCAGCGCAGGGGCGCCCGGTTCTTTTTG
  D  A  A  V  F  R  L  S  A  Q  G  R  P  V  L  F>
___________________NPT II_________________________>

        3860      3870      3880      3890      3900
TCAAGACCGACCTGTCCGGTGCCCTGAATGAACTGCAGGACGAGGCAGCG
V  K  T  D  L  S  G  A  L  N  E  L  Q  D  E  A  A>
___________________NPT II_________________________>

        3910      3920      3930      3940      3950
CGGCTATCGTGGCTGGCCACGACGGGCGTTCCTTGCGCAGCTGTGCTCGA
 R  L  S  W  L  A  T  T  G  V  P  C  A  A  V  L  D>
___________________NPT II_________________________>

        3960      3970      3980      3990      4000
CGTTGTCACTGAAGCGGGAAGGGACTGGCTGCTATTGGGCGAAGTGCCGG
  V  V  T  E  A  G  R  D  W  L  L  L  G  E  V  P>
___________________NPT II_________________________>

        4010      4020      4030      4040      4050
GGCAGGATCTCCTGTCATCTCACCTTGCTCCTGCCGAGAAAGTATCCATC
G  Q  D  L  L  S  S  H  L  A  P  A  E  K  V  S  I>
___________________NPT II_________________________>

        4060      4070      4080      4090      4100
ATGGCTGATGCAATGCGGCGGCTGCATACGCTTGATCCGGCTACCTGCCC
 M  A  D  A  M  R  R  L  H  T  L  D  P  A  T  C  P>
___________________NPT II_________________________>

        4110      4120      4130      4140      4150
ATTCGACCACCAAGCGAAACATCGCATCGAGCGAGCACGTACTCGGATGG
```

FT HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 6

```
   F  D  H  C  A  K  H  R  I  E  R  A  R  T  R  M>
_________________________NPT II_______________________>

       4160       4170       4180       4190       4200
AAGCCGGTCTTGTCGATCAGGATGATCTGGACGAAGAGCATCAGGGGCTC
E  A  G  L  V  D  Q  D  D  L  D  E  E  H  Q  G  L>
_________________________NPT II_______________________>

       4210       4220       4230       4240       4250
GCGCCAGCCGAACTGTTCGCCAGGCTCAAGGCGCGCATGCCCGACGGCGA
 A  P  A  E  L  F  A  R  L  K  A  R  M  P  D  G  E>
_________________________NPT II_______________________>

       4260       4270       4280       4290       4300
GGATCTCGTCGTGACCCATGGCGATGCCTGCTTGCCGAATATCATGGTGG
  D  L  V  V  T  H  G  D  A  C  L  P  N  I  M  V>
_________________________NPT II_______________________>

       4310       4320       4330       4340       4350
AAAATGGCCGCTTTTCTGGATTCATCGACTGTGGCCGGCTGGGTGTGGCG
E  N  G  R  F  S  G  F  I  D  C  G  R  L  G  V  A>
_________________________NPT II_______________________>

       4360       4370       4380       4390       4400
GACCGCTATCAGGACATAGCGTTGGCTACCCGTGATATTGCTGAAGAGCT
 D  R  Y  Q  D  I  A  L  A  T  R  D  I  A  E  E  L>
_________________________NPT II_______________________>

       4410       4420       4430       4440       4450
TGGCGGCGAATGGGCTGACCGCTTCCTCGTGCTTTACGGTATCGCCGCTC
  G  G  E  W  A  D  R  F  L  V  L  Y  G  I  A  A>
_________________________NPT II_______________________>

       4460       4470       4480       4490       4500
CCGATTCGCAGCGCATCGCCTTCTATCGCCTTCTTGACGAGTTCTTCTGA
P  D  S  Q  R  I  A  F  Y  R  L  L  D  E  F  F>
_______________________NPT II_____________________>

       4510       4520       4530       4540       4550
GCGGGACTCTGGGGTTCGAAATGACCGACCAAGCGACGCCCAACCTGCCA

       4560       4570       4580       4590       4600
TCACGAGATTTCGATTCCACCGCCGCCTTCTATGAAAGGTTGGGCTTCGG

       4610       4620       4630       4640       4650
AATCGTTTTCCGGGACGCCGGCTGGATGATCCTCCAGCGCGGGGATCTCA

       4660       4670       4680       4690       4700
TGCTGGAGTTCTTCGCCCAGGGATCTCTGCGGAACAGGCGGTCGAAGGTG

       4710       4720       4730       4740       4750
CCGATATCATTACGACAGCAACGGCCGACGAGCACAACGCCACGATCCTG

       4760       4770       4780       4790       4800
AGCGACAATATGATCGGGCCCGGCGTCCACATCAACGGCGTCGGCGGCGA

       4810       4820       4830       4840       4850
CTGCCCAGGCAAGACCGAGATGCACCGCGATATCTTGCTGCGTTCGGATA

                                >Nos_terminator
                                      |
       4860       4870       4880       4890       4900
```

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 7

```
TTTTCGTGGAGTTCCCGCCACAGACCCGGATGATCCCCGATCGTTCAAAC

      4910      4920      4930      4940      4950
ATTTGGCAATAAAGTTTCTTAAGATTGAATCCTGTTGCCGGTCTTGCGAT

      4960      4970      4980      4990      5000
GATTATCATATAATTTCTGTTGAATTACGTTAAGCATGTAATAATTAACA

      5010      5020      5030      5040      5050
TGTAATGCATGACGTTATTTATGAGATGGGTTTTTATGATTAGAGTCCCG

      5060      5070      5080      5090      5100
CAATTATACATTTAATACGCGATAGAAAACAAAATATAGCGCGCAAACTA

      5110      5120      5130      5140      5150
GGATAAATTATCGCGCGCGGTGTCATCTATGTTACTAGATCGGGGCCTCC

      5160      5170      5180      5190      5200
TGTCAATGCTGGCGGCGGCTCTGGTGGTGGTTCTGGTGGCGGCTCTGAGG

      5210      5220      5230      5240      5250
GTGGTGGCTCTGAGGGTGGCGGTTCTGAGGGTGGCGGCTCTGAGGGAGGC

      5260      5270      5280      5290      5300
GGTTCCGGTGGTGGCTCTGGTTCCGGTGATTTTGATTATGAAAAGATGGC

      5310      5320      5330      5340      5350
AAACGCTAATAAGGGGGCTATGACCGAAAATGCCGATGAAAACGCGCTAC

      5360      5370      5380      5390      5400
AGTCTGACGCTAAAGGCAAACTTGATTCTGTCGCTACTGATTACGGTGCT

      5410      5420      5430      5440      5450
GCTATCGATGGTTTCATTGGTGACGTTTCCGGCCTTGCTAATGGTAATGG

      5460      5470      5480      5490      5500
TGCTACTGGTGATTTTGCTGGCTCTAATTCCCAAATGGCTCAAGTCGGTG

      5510      5520      5530      5540      5550
ACGGTGATAATTCACCTTTAATGAATAATTTCCGTCAATATTTACCTTCC

      5560      5570      5580      5590      5600
CTCCCTCAATCGGTTGAATGTCGCCCTTTTGTCTTTGGCCCAATACGCAA

      5610      5620      5630      5640      5650
ACCGCCTCTCCCCGCGCGTTGGCCGATTCATTAATGCAGCTGGCACGACA

      5660      5670      5680      5690      5700
GGTTTCCCGACTGGAAAGCGGGCAGTGAGCGCAACGCAATTAATGTGAGT

      5710      5720      5730      5740      5750
TAGCTCACTCATTAGGCACCCCAGGCTTTACACTTTATGCTTCCGGCTCG

      5760      5770      5780      5790      5800
TATGTTGTGTGGAATTGTGAGCGGATAACAATTTCACACAGGAAACAGCT

            >HAP1-UAS,_sequenced_and_confirmed
                            |
                  >HindIII  |
                     |      |
      5810      5820      | 5830      5840      5850
ATGACCATGATTACGCCAAGCTTAGCTCAGCACGGACTTATCCCTCGGAG
```

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm

Page 8

```
         5860      5870      5880      5890      5900
CACGGACTTATCGGTCGGAGCACGGACTTATCGGTCGGAGCACGGACTTA

                               >XbaI   >-90-ASI_TATA
                                   |    |
         5910      5920      5930     |5940      5950
TCGGTCGGAGCACGGACTTATCGGTCGGTTCTAGAAGCTACTCCACGTCC

         5960      5970      5980      5990      6000
ATAAGGGACACATCACAATCCCACTATCCTTCGCAAGACCCTTCCTCTAT

                                             >BamHI
                                                |
         6010      6020      6030      6040     |6050
ATAAGGAAGTTCATTTCATTTGGAGAGGACGACCTGCAGGTCGACGGATC

         6060      6070      6080      6090      6100
CAACAATGGGAAGAATTGCTAGAGGCTCAAAAATGAGTTCTCTCATTGTG
      M  G  R  I  A  R  G  S  K  M  S  S  L  I  V>
       ______________EXTENSIN GENE________________>

         6110      6120      6130      6140      6150
TCTTTGCTTGTAGTATTGGTGTCACTCAATTTGGCTTCCGAAACCACAGC
 S  L  L  V  V  L  V  S  L  N  L  A  S  E  T  T  A>
__________________EXTENSIN GENE___________________>

         6160      6170      6180      6190      6200
TAAATACACTTACTCCTCTCCACCACCTCCCGAGCATTCTCCTCCACCGC
  K  Y  T  Y  S  S  P  P  P  P  E  H  S  P  P  P>
__________________EXTENSIN GENE___________________>

         6210      6220      6230      6240      6250
CGCAGCATTCTCCTCCTCCGCCTTACCACTACGAATCCCCGCCCCCGCCT
P  E  H  S  P  P  P  P  Y  H  Y  E  S  P  P  P  P>
__________________EXTENSIN GENE___________________>

         6260      6270      6280      6290      6300
AAACATTCTCCACCACCACCTACACCGGTTTACAAGTACAAGTCTCCACC
 K  H  S  P  P  P  P  T  P  V  Y  K  Y  K  S  P  P>
__________________EXTENSIN GENE___________________>

         6310      6320      6330      6340      6350
GCCTCCTATGCATTCTCCTCCACCGCCTTATCATTTTGAGTCTCCACCTC
  P  P  M  H  S  P  P  P  P  Y  H  F  E  S  P  P>
__________________EXTENSIN GENE___________________>

         6360      6370      6380      6390      6400
CACCAAAACATTCTCCACCACCACCAACGCCGGTTTACAAGTACAAATCT
P  P  K  H  S  P  P  P  P  T  P  V  Y  K  Y  K  S>
__________________EXTENSIN GENE___________________>

         6410      6420      6430      6440      6450
CCACCACCACCTAAACATTCTCCTGCACCAGTGCATCATTATAAATACAA
 P  P  P  P  K  H  S  P  A  P  V  H  H  Y  K  Y  K>
__________________EXTENSIN GENE___________________>

         6460      6470      6480      6490      6500
GTCTCCACCACCACCAACACCGGTTTATAAGTATAAATCTCCACCACCAC
  S  P  P  P  P  T  P  V  Y  K  Y  K  S  P  P  P>
__________________EXTENSIN GENE___________________>
```

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 9

```
        6510      6520      6530      6540      6550
CAAAGCATTCTCCTGCACCAGAACATCACTATAAGTACAAGTCTCCACCA
P  K  H  S  P  A  P  E  H  H  Y  K  Y  K  S  P  P>
____________________EXTENSIN GENE____________________>

        6560      6570      6580      6590      6600
CCACCTAAGCATTTTCCTGCACCAGAACATCACTATAAGTACAAGTACAA
 P  P  K  H  F  P  A  P  E  H  H  Y  K  Y  K  Y  K>
____________________EXTENSIN GENE____________________>

        6610      6620      6630      6640      6650
GTCTCCACCACCACCAACACCGGTCTACAAGTATAAATCTCCACCACCTC
  S  P  P  P  P  T  P  V  Y  K  Y  K  S  P  P  P>
____________________EXTENSIN GENE____________________>

        6660      6670      6680      6690      6700
CAACACCGGTCTACAAGTACAAGTCTCCACCACCACCCAAGCATTCTCCC
P  T  P  V  Y  K  Y  K  S  P  P  P  P  K  H  S  P>
____________________EXTENSIN GENE____________________>

        6710      6720      6730      6740      6750
GCACCAGTACACCATTACAAGTACAAGTCTCCACCACCACCAACTCCAGT
 A  P  V  H  H  Y  K  Y  K  S  P  P  P  P  T  P  V>
____________________EXTENSIN GENE____________________>

        6760      6770      6780      6790      6800
TTATAAATCTCCACCACCACCCGAACATTCCCCACCACCACCAACACCGG
  Y  K  S  P  P  P  P  E  H  S  P  P  P  P  T  P>
____________________EXTENSIN GENE____________________>

        6810      6820      6830      6840      6850
TCTACAAATACAAGTCTCCACCACCACCAATGCACTCTCCACCACCACCA
V  Y  K  Y  K  S  P  P  P  P  M  H  S  P  P  P  P>
____________________EXTENSIN GENE____________________>

        6860      6870      6880      6890      6900
ACACCAGTTTACAAGTACAAGTCTCCGCCACCACCAATGCACTCTCCCCC
 T  P  V  Y  K  Y  K  S  P  P  P  P  M  H  S  P  P>
____________________EXTENSIN GENE____________________>

        6910      6920      6930      6940      6950
ACCACCAGTTTACTCTCCACCACCACCCAAACATCACTACTCCTATACGT
  P  P  V  Y  S  P  P  P  P  K  H  H  Y  S  Y  T>
____________________EXTENSIN GENE____________________>

                       /EcoRI
                       |
        6960      6970 |    6980      6990      7000
CACCTCCTCCTCCTCACCACTACGAATTCGTGAGCAAGGGCGAGGAGCTG
S  P  P  P  P  H  H  Y>
____EXTENSIN GENE______>
                            V  S  K  G  E  E  L>
                          ____EMERALD GFP_______>

        7010      7020      7030      7040      7050
TTCACCGGGGTGGTGCCCATCCTGGTCGAGCTGGACGGCGACGTAAACGG
 F  T  G  V  V  P  I  L  V  E  L  D  G  D  V  N  G>
_______________________EMERALD GFP___________________>

        7060      7070      7080      7090      7100
CCACAAGTTCAGCGTGTCCGGCGAGGGCGAGGGCGATGCCACCTACGGCA
  H  K  F  S  V  S  G  E  G  E  G  D  A  T  Y  G>
```

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm

Page 10

```
                         EMERALD GFP__________________________>

        7110      7120      7130      7140      7150
AGCTGACCCTGAAGTTCATCTGCACCACCGGCAAGCTGCCCGTGCCCTGG
K  L  T  L  K  F  I  C  T  T  G  K  L  P  V  P  W>
                         EMERALD GFP__________________________>

        7160      7170      7180      7190      7200
CCCACCCTCGTGACCACCTTGACCTACGGCGTGCAGTGCTTCGCCCGCTA
 P  T  L  V  T  T  L  T  Y  G  V  Q  C  F  A  R  Y>
                         EMERALD GFP__________________________>

        7210      7220      7230      7240      7250
CCCCGACCACATGAAGCAGCACGACTTCTTCAAGTCCGCCATGCCCGAAG
  P  D  H  M  K  Q  H  D  F  F  K  S  A  M  P  E>
                         EMERALD GFP__________________________>

        7260      7270      7280      7290      7300
GCTACGTCCAGGAGCGCACCATCTTCTTCAAGGACGACGGCAACTACAAG
G  Y  V  Q  E  R  T  I  F  F  K  D  D  G  N  Y  K>
                         EMERALD GFP__________________________>

        7310      7320      7330      7340      7350
ACCCGCGCCGAGGTGAAGTTCGAGGGCGACACCCTGGTGAACCGCATCGA
 T  R  A  E  V  K  F  E  G  D  T  L  V  N  R  I  E>
                         EMERALD GFP__________________________>

        7360      7370      7380      7390      7400
GCTGAAGGGCATCGACTTCAAGGAGGACGGCAACATCCTGGGGCACAAGC
  L  K  G  I  D  F  K  E  D  G  N  I  L  G  H  K>
                         EMERALD GFP__________________________>

        7410      7420      7430      7440      7450
TGGAGTACAACTACAACAGCCACAAGGTCTATATCACCGCCGACAAGCAG
L  E  Y  N  Y  N  S  H  K  V  Y  I  T  A  D  K  Q>
                         EMERALD GFP__________________________>

        7460      7470      7480      7490      7500
AAGAACGGCATCAAGGTGAACTTCAAGACCCGCCACAACATCGAGGACGG
 K  N  G  I  K  V  N  F  K  T  R  H  N  I  E  D  G>
                         EMERALD GFP__________________________>

        7510      7520      7530      7540      7550
CAGCGTGCAGCTCGCCGACCACTACCAGCAGAACACCCCCATCGGCGACG
  S  V  Q  L  A  D  H  Y  Q  Q  N  T  P  I  G  D>
                         EMERALD GFP__________________________>

        7560      7570      7580      7590      7600
GCCCCGTGCTGCTGCCCGACAACCACTACCTGAGCACCCAGTCCGCCCTG
G  P  V  L  L  P  D  N  H  Y  L  S  T  Q  S  A  L>
                         EMERALD GFP__________________________>

        7610      7620      7630      7640      7650
AGCAAAGACCCCAACGAGAAGCGCGATCACATGGTCCTGCTGGAGTTCGT
 S  K  D  P  N  E  K  R  D  H  M  V  L  L  E  F  V>
                         EMERALD GFP__________________________>

                                              >SacI
                                                |
        7660      7670      7680      7690      7700
GACCGCCGCCGGGATCACTCTCGGCATGGACGAGCTGTACAAGTAAGAGC
  T  A  A  G  I  T  L  G  M  D  E  L  Y  K  *>
```

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 11

```
            ____________________EMERALD GFP______________________>

       >Nos_terminator
            |
      7710  |    7720      7730      7740      7750
TCGAATTTCCCCGATCGTTCAAACATTTGGCAATAAAGTTTCTTAAGATT

      7760       7770      7780      7790      7800
GAATCCTGTTGCCGGTCTTGCGATGATTATCATATAATTTCTGTTGAATT

      7810       7820      7830      7840      7850
ACGTTAAGCATGTAATAATTAACATGTAATGCATGACGTTATTTATGAGA

      7860       7870      7880      7890      7900
TGGGTTTTTATGATTAGAGTCCCGCAATTATACATTTAATACGCGATAGA

      7910       7920      7930      7940      7950
AAACAAAATATAGCGCGCAAACTAGGATAAATTATCGCGCGCGGTGTCAT

      7960       7970      7980      7990      8000
CTATGTTACTAGATCGGGAATTAATTCACTGGCCGTCGTTTTACAACGTC

      8010       8020      8030      8040      8050
GTGACTGGGAAAACCCTGGCGTTACCCAACTTAATCGCCTTGCAGCACAT

      8060       8070      8080      8090      8100
CCCCCTTTCGCCAGCTGGCGTAATAGCGAAGAGGCCCGCACCGATCGCCC

                        >M13__ori
                           |
      8110       8120      8130      8140      8150
TTCCCAACAGTTGCGCAGCCTGAATGGCGCCCGCTCCTTTCGCTTTCTTC

      8160       8170      8180      8190      8200
CCTTCCTTTCTCGCCACGTTCGCCGGCTTTCCCCGTCAAGCTCTAAATCG

      8210       8220      8230      8240      8250
GGGGCTCCCTTTAGGGTTCCGATTTAGTGCTTTACGGCACCTCGACCCCA

      8260       8270      8280      8290      8300
AAAAACTTGATTTGGGTGATGGTTCACGTAGTGGGCCATCGCCCTGATAG

      8310       8320      8330      8340      8350
ACGGTTTTTCGCCCTTTGACGTTGGAGTCCACGTTCTTTAATAGTGGACT

      8360       8370      8380      8390      8400
CTTGTTCCAAACTGGAACAACACTCAACCCTATCTCGGGCTATTCTTTTG

      8410       8420      8430      8440      8450
ATTTATAAGGGATTTTGCCGATTTCGGAACCACCATCAAACAGGATTTTC

      8460       8470      8480      8490      8500
GCCTGCTGGGGCAAACCAGCGTGGACCGCTTGCTGCAACTCTCTCAGGGC

      8510       8520      8530      8540      8550
CAGGCGGTGAAGGGCAATCAGCTGTTGCCCGTCTCACTGGTGAAAAGAAA

      8560       8570      8580      8590      8600
AACCACCCCAGTACATTAAAAACGTCCGCAATGTGTTATTAAGTTGTCTA

            >TL
             |
```

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 12

```
        8610 |      8620       8630       8640       8650
AGCGTCAATTTGTTTACACCACAATATATCCTGCCACCAGCCAGCCAACA
                                     <___ORGANISM____

        8660       8670       8680       8690       8700
GCTCCCCGACCGGCAGCTCGGCACAAAATCACCACTCGATACAGGCAGCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

<shows_similarity_to_T-DNA_left_border:_GenBank_Accession_Number

        8710       8720       8730       8740       8750
CATCAGTCCGGGACGGCGTCAGCGGGAGAGCCGTTGTAAGGCGGCAGACT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        8760       8770       8780       8790       8800
TTGCTCATGTTACCGATGCTATTCGGAAGAACGGCAACTAAGCTGCCGGG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        8810       8820       8830       8840       8850
TTTGAAACACGGATGATCTCGCGGAGGGTAGCATGTTGATTGTAACGATG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        8860       8870       8880       8890       8900
ACAGAGCGTTGCTGCCTGTGATCAAATATCATCTCCCTCGCAGAGATCCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        8910       8920       8930       8940       8950
AATTATCAGCCTTCTTATTCATTTCTCGCTTAACCGTGACAGGCTGTCGA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        8960       8970       8980       8990       9000
TCTTGAGAACTATGCCGACATAATAGGAAATCGCTGGATAAAGCCGCTGA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9010       9020       9030       9040       9050
GGAAGCTGAGTGGCGCTATTTCTTTAGAAGTGAACGTTGACGATATCAAC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9060       9070       9080       9090       9100
TCCCCTATCCATTGCTCACCGAATCCTACAGGTCGGGGACCCGAAGTTCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                                     >Bgl11
                                       |
        9110       9120       9130       9140       9150
CACTGTCGGCCTGATGCATCCCCGGCTGATCGACCCCAGATCTGGGGCTG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9160       9170       9180       9190       9200
AGAAAGCCCAGTAAGGAAACAACTGTAGGTTCGAGTCGCGAGATCCCCCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9210       9220       9230       9240       9250
GAACCAAAGGAAGTAGGTTAAACCCGCTCCGATCAGGCCGAGCCACGCCA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9260       9270       9280       9290       9300
GCCCGAGAACATTGGTTCCTGTAGGCATCGGGATTGGCGGATCAAACACT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9310       9320       9330       9340       9350
AAAGCTACTGGAACGAGCAGAAGTCCTCCGGCCGCCAGTTGCCAGGCGGT
```

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 13

<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9360 9370 9380 9390 9400
AAAGGTGAGCAGAGGCACGGGAGGTTGCCACTTGCGGGTCAGCACGGTTC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9410 9420 9430 9440 9450
CGAACGCCATGGAAACCGCCCCCGCCAGGCCCGCTGCGACGCCGACAGGA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9460 9470 9480 9490 9500
TCTAGCGCTGCGTTTGGTGTCAACACCAACAGCGCCACGCCCGCAGTTCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9510 9520 9530 9540 9550
GCAAATAGCCCCCAGGACCGCCATCAATCGTATCGGGCTACCTAGCAGAG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9560 9570 9580 9590 9600
CGGCAGAGATGAACACGACCATCAGCGGCTGCACAGCGCCTACCGTCGCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9610 9620 9630 9640 9650
GCGACCCCGCCCGGCAGGCGGTAGACCGAAATAAACAACAAGCTCCAGAA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9660 9670 9680 9690 9700
TAGCGAAATATTAAGTGCGCCGAGGATGAAGATGCGCATCCACCAGATTC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9710 9720 9730 9740 9750
CCGTTGGAATCTGTCGGACGATCATCACGAGCAATAAACCCGCCGGCAAC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9760 9770 9780 9790 9800
GCCCGCAGCAGCATACCGGCGACCCCTCGGCCTCGCTGTTCGGGCTCCAC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9810 9820 9830 9840 9850
GAAAACGCCGGACAGATGCGCCTTGTGACCGTCCTTGGGGCCGTCCTCCT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9860 9870 9880 9890 9900
GTTTGAAGACCGACAGCCCAATGATCTCGCCGTCGATGTAGGCGCCGAAT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9910 9920 9930 9940 9950
GCCACGGCATCTCGCAACCGTTCAGCGAACGCCTCCATGGGCTTTTTCTC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9960 9970 9980 9990 10000
CTCGTGCTCGTAAACGGACCCGAACATCTCTGGAGCTTTCTTCAGGGCCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

10010 10020 10030 10040 10050
ACAATCGGATCTCGCGGAAATCCTGCACGTCGGCCGCTCCAAGCCGTCGA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

10060 10070 10080 10090 10100
ATCTGAGCCTTAATCACAATTGTCAATTTTAATCCTCTGTTTATCGGCAG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 14

```
       10110      10120      10130      10140      10150
TTCGTAGAGCCGCGCCGTGCGTCCCGAGCGATACTGAGCGAAGCAAGTGCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

<shows_similarity_to_tetA:_GenBank_Accession_Number_L13842
                                               |
       10160      10170      10180      10190      10200
TCGAGCAGTGCCCGCTTGTTCCTGAAATGCCAGTAAAGCGCTGGCTGCTG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10210      10220      10230      10240      10250
AACCCCCAGCCGGAACTGACCCCACAAGGCCCTAGCGTTTGCAATGCACC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10260      10270      10280      10290      10300
ACCTCATCATTGACCCAGGCGTGTTCCACCAGGCCGCTGCCTCGCAACTC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10310      10320      10330      10340      10350
TTCGCAGGCTTCCCCGACCTGCTGGCGCCACTTCTTCACGCGGCTGGAAT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10360      10370      10380      10390      10400
CCGATCCGCACATCAGGCGGAAGGTTTCCAGCTTGAGCGGGTACGGCTCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10410      10420      10430      10440      10450
CGGTGCGAGCTGAAATAGTCGAACATCCGTCGGGCCGTCGGCGACAGCTT
<___ORGANISX=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10460      10470      10480      10490      10500
GCGGTACTTCTCCCATATGAATTTCGTGTAGTGGTCGCCAGCAAACAGCA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10510      10520      10530      10540      10550
CGACGATTTCCTCGTCGATCAGGACCTGGCAACGGGACGTTTTCTTGCCA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10560      10570      10580      10590      10600
CGGTCCAGGACGCGGAAGCGGTGCAGCAGCGACACCGATTCCAGGTGCCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10610      10620      10630      10640      10650
AACGCGGTCGGACGTGAAGCCCATCGCCGTCGCCTGTAGGCGCGACAGGC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10660      10670      10680      10690      10700
ATTCCTCGGCCTTCGTGTAATACCGGCCATTGATCGACCAGCCCAGGTCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10710      10720      10730      10740      10750
TGGCAAAGCTCGTAGAACGTGAAGGTGATCGGCTCGCCGATAGGGGTGCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10760      10770      10780      10790      10800
CTTCGCGTACTCCAACACCTGCTGCCACACCAGTTCGTCATCGTCGGCCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

       10810      10820      10830      10840      10850
GCAGCTCGACGCCGGTGTAGGTGATCTTCACGTCCTTGTTGACGTGGAAA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____
```

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 15

```
        10860      10870      10880      10890      10900
ATGACCTTGTTTTGCAGCGCCTCGCGCGGATTTTCTTGTTGCGCGTGGT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        10910      10920      10930      10940      10950
GAACAGGGCAGAGCGGGCCCTCTCGTTTGGCATCGCTCGCATCGTGTCCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        10960      10970      10980      10990      11000
GCCACGGCGCAATATCGAACAAGGAAAGCTGCATTTCCTTGATCTGCTGC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11010      11020      11030      11040      11050
TTCGTGTGTTTCAGCAACGCGGCCTGCTTGGCCTCGCTGACCTGTTTTGC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11060      11070      11080      11090      11100
CAGGTCCTCGCCGGCGGTTTTTCGCTTCTTGGTCGTCATAGTTCCTCGCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11110      11120      11130      11140      11150
TGTCGATGGTCATCGACTTCGCCAAACCTGCCGCCTCCTGTTCGAGACGA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11160      11170      11180      11190      11200
CGCGAACGCTCCACGGCGGCCGATGGCGCGGGCAGGGCAGGGGAGCCAG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11210      11220      11230      11240      11250
TTGCACGCTGTCGCGCTCGATCTTGGCCGTAGCTTGCTGGACCATCGAGC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11260      11270      11280      11290      11300
CGACGGACTGGAAGGTTTCGCGGGGCGCACGCATGACGGTGCGGCTTGCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11310      11320      11330      11340      11350
ATGGTTTCGGCATCCTCGGCGGAAAACCCCGCGTCGATCAGTTCTTGCCT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11360      11370      11380      11390      11400
GTATGCCTTCCGGTCAAACGTCCGATTCATTCACCCTCCTTGCGGGATTG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11410      11420      11430      11440      11450
CCCCGACTCACGCCGGGGCAATGTGCCCTTATTCCTGATTTGACCCGCCT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11460      11470      11480      11490      11500
GGTGCCTTGCTGTCCAGATAATCCACCTTATCGGCAATGAAGTCGGTCCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11510      11520      11530      11540      11550
GTAGACCGTCTGGCCGTCCTTCTCGTACTTGGTATTCCGAATCTTGCCCT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11560      11570      11580      11590      11600
GCACGAATACCAGCGACCCCTTGCCCAAATACTTGCCGTGGGCCTCGGCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        11610      11620      11630      11640      11650
TGAGAGCCAAAACACTTGATGCGGAAGAAGTCGGTGCGCTCCTGCTTGTC
```

BT HAP1 EXT emdGF2
Wednesday, October 31, 2001 2:45 pm
Page 16

<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

<shows_similarity_to_trfA:_GenBank_Accession_Number_X00713

11660 11670 11680 11690 11700
GCCGCCATCGTTGCGGCCACATCTAGGTACTAAAACAATTCATCCAGTAAA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

11710 11720 11730 11740 11750
ATATAATATTTTATTTTCTCCCAATCAGGCTTGATCCCCAGTAAGTCAAA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

11760 11770 11780 11790 11800
AAATAGCTCGACATACTGTTCTTCCCCGATATCCTCCCTGATCGACCGGA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

11810 11820 11830 11840 11850
CGCAGAAGGCAATGTCATACCACTTGTCCGCCCTGCCGCTTCTCCCAAGA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

11860 11870 11880 11890 11900
TCAATAAAGCCACTTACTTTGCCATCTTTCACAAACATGTTGCTGTCTCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

11910 11920 11930 11940 11950
CAGGTCGCCGTGGGAAAAGACAAGTTCCTCTTCGGGCTTTTCCGTCTTTA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

11960 11970 11980 11990 12000
AAAAATCATACAGCTCGCGCGGATCTTTAAATGGAGTGTCTTCTTCCCAG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12010 12020 12030 12040 12050
TTTTCGCAATCCACATCGGCCAGATCGTTATTCAGTAAGTAATCCAATTC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12060 12070 12080 12090 12100
GGCTAAGCGGCTGTCTAAGCTATTCGTATAGGGACAATCCGATATGTCGA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12110 12120 12130 12140 12150
TGGAGTGAAAGAGCCTGATGCACTCCGCATACAGCTCGATAATCTTTTCA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12160 12170 12180 12190 12200
GGGCTTTGTTCATCTTCATACTCTTCCGAGCAAAGGACGCCATCGGCCTC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12210 12220 12230 12240 12250
ACTCATGAGCAGATTGCTCCAGCCATCATGCCGTTCAAAGTGCAGGACCT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12260 12270 12280 12290 12300
TTGGAACAGGCAGCTTTCCTTCCAGCCATAGCATCATGTCCTTTTCCCGT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12310 12320 12330 12340 12350
TCCACATCATAGGTGGTCCCTTTATACCGGCTGTCCGTCATTTTTAAATA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12360 12370 12380 12390 12400
TAGGTTTTCATTTTCTCCCACCAGCTTATATACCTTAGCAGGAGACATTC

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 17

```
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                12410      12420      12430      12440      12450
          CTTCCGTATCTTTTACGCAGCGGTATTTTTCGATCAGTTTTTTCAATTCC
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                12460      12470      12480      12490      12500
          GGTGATATTCTCATTTTAGCCATTTATTATTTCCTTCCTCTTTTCTACAG
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                12510      12520      12530      12540      12550
          TATTTAAAGATACCCCAAGAAGCTAATTATAACAAGACGAACTCCAATTC
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                12560      12570      12580      12590      12600
          ACTGTTCCTTGCATTCTAAAACCTTAAATACCAGAAAACAGCTTTTTCAA
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                12610      12620      12630      12640      12650
          AGTTGTTTTCAAAGTTGGCGTATAACATAGTATCGACGGAGCCGATTTTG
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

<shows_similarity_to_NPTIII_gene:_GenBank_Accession_Number_V0154
                     |
                12660  |   12670      12680      12690      12700
          AAACCACAATTATGGGTGATGCTGCCAACTTACTGATTTAGTGTATGATG
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                12710      12720      12730      12740      12750
          GTGTTTTTGAGGTGCTCCAGTGGCTTCTGTGTCTATCAGCTGTCCCTCCT
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                12760      12770      12780      12790      12800
          GTTCAGCTACTGACGGGGTGGTGCGTAACGGCAAAAGCACCGCCGGACAT
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                12810      12820      12830      12840      12850
          CAGCGCTATCTCTGCTCTCACTGCCGTAAAACATGGCAACTGCAGTTCAC
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                12860      12870      12880      12890      12900
          TTACACCGCTTCTCAACCCGGTACGCACCAGAAAATCATTGATATGGCCA
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                12910      12920      12930      12940      12950
          TGAATGGCGTTGGATGCCGGGCAACAGCCCGCATTATGGGCGTTGGCCTC
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                12960      12970      12980      12990      13000
          AACACGATTTTACGTCACTTAAAAAACTCAGGCCGCAGTCGGTAACCTCG
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                13010      13020      13030      13040      13050
          CGCATACAGCCGGGCAGTGACGTCATCGTCTGCGCGGAAATGGACGAACA
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                13060      13070      13080      13090      13100
          GTGGGGCTATGTCGGGGCTAAATCGCGCCAGCGCTGGCTGTTTTACGCGT
          <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

                13110      13120      13130      13140      13150
          ATGACAGTCTCCGGAAGACGGTTGTTGCGCACGTATTCGGTGAACGCACT
```

BT HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 18

<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13160 13170 13180 13190 13200
ATGGCGACGCTGGGGCGTCTTATGAGCCTGCTGTCACCCTTTGACGTGGT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13210 13220 13230 13240 13250
GATATGGATGACGGATGGCTGGCCGCTGTATGAATCCCGCCTGAAGGGAA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13260 13270 13280 13290 13300
AGCTGCACGTAATCAGCAAGCGATATACGCAGCGAATTGAGCGGCATAAC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13310 13320 13330 13340 13350
CTGAATCTGACCCAGCACCTGGCACGGCTGGGACCGAAGTGCCTGTCGTT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13360 13370 13380 13390 13400
CTCAAAATCGGTGGAGCTGCATGACAAAGTCATCGGGCATTATCTGAACA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

<shows_similarity_to_transposable_element_IS1:_GenBank_Accession

13410 13420 13430 13440 13450
TAAAACACTATCAATAAGTTGGAGTCATTACCCAATTATGATAGAATTTA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13460 13470 13480 13490 13500
CAAGCTATAAGGTTATTGTCCTGGGTTTCAAGCATTAGTCCATGCAAGTT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13510 13520 13530 13540 13550
TTTATGCTTTGCCCATTCTATAGATATATTGATAAGCGCGCTGCCTATGC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13560 13570 13580 13590 13600
CTTGCCCCCTGAAATCCTTACATACGGCGATATCTTCTATATAAAAGATA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13610 13620 13630 13640 13650
TATTATCTTATCAGTATTGTCAATATATTCAAGGCAATCTGCCTCCTCAT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13660 13670 13680 13690 13700
CCTCTTCATCCTCTTCGTCTTGGTAGCTTTTTAAATATGGCGCTTCATAG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13710 13720 13730 13740 13750
AGTAATTCTGTAAAGGTCCAATTCTCGTTTTCATACCTCGGTATAATCTT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

<shows_similarity_to_NPTIII_gene:_GenBank_Accession_Number_V0154

13760 13770 13780 13790 13800
ACCTATCACCTCAAATGGTTCGCTGGGTTTATCGCACCCCCGAACACGAG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13810 13820 13830 13840 13850
CACGGCACCCGCGACCACTATGCCAAGAATGCCCAAGGTAAAAATTGCCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

ET HAP1 EXT emdGFP
Wednesday, October 31, 2001 2:45 pm
Page 19

```
        13860      13870      13880      13890      13900
GCCCCGCCATGAAGTCCGTGAATGCCCCGACGGCCGAAGTGAAGGGCAGG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        13910      13920      13930      13940      13950
CCGCCACCCAGGCCGCCGCCCTCACTGCCCGGCACCTGGTCGCTGAATCT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        13960      13970      13980      13990      14000
CGATGCCAGCACCTGCGGCACGTCAATGCTTCCGGGCGTCGCGCTCGGGC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        14010      14020      14030      14040      14050
TGATCGCCCATCCCGTTACTGCCCCGATCCCGGCAATGGCAAGGACTGCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

<shows_similarity_to_kilA:_GenBank_Accession_Number_M62846
            |
        14060      14070      14080      14090      14100
AGCGCTGCCATTTTTGGGGTCAGCCCGTTCGCGGCCGAGGGGCGCAGCCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        14110      14120      14130      14140      14150
CTGGGGGATGGCAGGCCCGGCGTTAGCGGGCCGGGAGGGTTCGAGAAGGG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        14160      14170      14180      14190      14200
GGGGCACCCCCCTTCGGCGTGCGCGGTCACGCGCACAGGGCGCAGCCCTG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        14210      14220      14230      14240      14250
GTTAAAAACAAGGTTTATAAATATTGGTTTAAAAGCAGGTTAAAAGACAG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        14260      14270      14280      14290      14300
GTTAGCGGTGGCCGAAAAACGGGCGGAAACCCTTGCAAATGCTGGATTTT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        14310      14320      14330      14340      14350
CTGCCTGTGGACAGCCCCTCAAATGTCAATAGGTGCGCCCCTCATCTGTC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        14360      14370      14380      14390      14400
AGCACTCTGCCCCTCAAGTGTCAAGGATCGCGCCCCTCATCTGTCAGTAG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        14410      14420      14430      14440      14450
TCGCCCCCCTCAAGTGTCAATACCGCAGGGCACTTATCCCCAGGCTTGTC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        14460      14470      14480      14490      14500
CACATCATCTGTGGGAAACTCGCGTAAAATCAGGCGTTTTCGCCGATTTG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        14510      14520      14530      14540      14550
CGAGGCTGGCCAGCTCCACGTCGCCGGCCGAAATCGAGCCTGCCCCTCAT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        14560      14570      14580      14590      14600
CTGTCAACGCCGCGCCGGGTGAGTCGGCCCCTCAAGTGTCAACGTCCGCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____
```

ET HAP1 H2BECFP [diagram of linear T-DNA vector transformation]

ET HAP1 H2BECFP
Wednesday, October 31, 2001 2:52 pm
Page 1

```
         10        20        30        40        50
TGAGCGTCGCAAAGGCGCTCGGTCTTGCCTTGCTCGTCGGTGATGTACTT

         60        70        80        90       100
CACCACCTCCCCCAAGTCGCTCTTCTTGATGGACCGCATGGGGACGTGCT

        110       120       130       140       150
TGGCAATCACCGCGCACCCCCGGCCGTTTTAGCCGCTAAAAAAGTCATGG

        160       170       180       190       200
CTCTGCCCTCGGGCGGACCACGCCCATCATGACCTTGCCAAGCTCGTCCT

        210       220       230       240       250
GCTTCTCTTCCATCTTCGCCACCAGGGCGAGGATCGTGGCATCACCGAAC

        260       270       280       290       300
CGCGCCGTGCGCGGGTCGTCGGTGAGCCAGAGTTTCAGCAGGCCGCCCAG

        310       320       330       340       350
GCGGCCCAGGTCGCCATTGATGCGGGCCAGCTCGCGGACGTGCTCATAGT

        360       370       380       390       400
CCACGACGCCCGTGATTTTGTAGCCCTGGCCGACGGCCAGCAGGTAGGCC

        410       420       430       440       450
GACAGGCTCATGCCGGCCGCCGCCGCCTTTTCCTCAATCGCTCTTCGTTC

        460       470       480       490       500
GTCTGGAAGGCAGTACACCTTGATAGGTGGGCTGCCCTTCCTGGTTGGCT

        510       520       530       540       550
TGGTTTCATCAGCCATCCGCTTGCCCTCATCTGTTACGCCGGCGGTAGCC

        560       570       580       590       600
GGCCAGCCTCGCAGAGCAGGATTCCCGTTGAGCACCGCCAGGTGCGAATA

        610       620       630       640       650
AGGGACAGTGAAGAAGGAACACCCGCTCGCGGGTGGGCCTACTTCACCTA

        660       670       680       690       700
TCCTGCCCGGCTGACGCCGTTGGATACACCAAGGAAAGTCTACACGAACC

        710       720       730       740       750
CTTTGGCAAAATCCTGTATATCGTGCGAAAAAGGATGGATATACCGAAAA

&lt;shows_similarity_to_traf:_GenBank_Accession_Number_X54459
                                              |
        760       770       780       790     | 800
AATCGCTATAATGACCCCGAAGCAGGGTTATGCAGCGGAAAAGCGCCACG

        810       820       830       840       850
CTTCCCGAAGGGAGAAAGGCGGACAGGTATCCGGTAAGCGGCAGGGTCGG

        860       870       880       890       900
AACAGGAGAGCGCACGAGGGAGCTTCCAGGGGGAAACGCCTGGTATCTTT

        910       920       930       940       950
ATAGTCCTGTCGGGTTTCGCCACCTCTGACTTGAGCGTCGATTTTTGTGA

        960       970       980       990      1000
TGCTCGTCAGGGGGGCGGAGCCTATGGAAAAACGCCAGCAACGCGGCCTT
```

xf HAP1 H2BECFP   Page 2
Wednesday, October 31, 2001 2:52 pm

```
        1010      1020      1030      1040      1050
TTTACGGTTCCTGGCCTTTTGCTGGCCTTTTGCTCACATGTTCTTTCCTG

        1060      1070      1080      1090      1100
CGTTATCCCCTGATTCTGTGGATAACCGTATTACCGCCTTTGAGTGAGCT

        1110      1120      1130      1140      1150
GATACCGCTCGCCGCAGCCGAACGACCGAGCGCAGCGAGTCAGTGAGCGA

<standard_name=ColE1_ori;_shows_similarity_to_GenBank_Accession_
                  |
        1160      1170      1180      1190      1200
GGAAGCGGAAGAGCGCCAGAAGGCCGCCAGAGAGGCCGAGCGCGGCCGTG

        1210      1220      1230      1240      1250
AGGCTTGGACGCTAGGGCAGGGCATGAAAAAGCCCGTAGCGGGCTGCTAC

        1260      1270      1280      1290      1300
GGGCGTCTGACGCGGTGGAAAGGGGGAGGGGATGTTGTCTACATGGCTCT

        1310      1320      1330      1340      1350
GCTGTAGTGAGTGGGTTGCGCTCCGGCAGCGGTCCTGATCAATCGTCACC

        1360      1370      1380      1390      1400
CTTTCTCGGTCCTTCAACGTTCCTGACAACGAGCCTCCTTTTCGCCAATC

        1410      1420      1430      1440      1450
CATCGACAATCACCGCGAGTCCCTGCTCGAACGCTGCGTCCGGACCGGCT

        1460      1470      1480      1490      1500
TCGTCGAAGGCGTCTATCGCGGCCCGCAACAGCGGCGAGAGCGGAGCCTG

        1510      1520      1530      1540      1550
TTCAACGGTGCCGCCGCGCTCGCCGGCATCGCTGTCGCCGGCCTGCTCCT

        1560      1570      1580      1590      1600
CAAGCACGGCCCCAACAGTGAAGTAGCTGATTGTCATCAGCGCATTGACG

        1610      1620      1630      1640      1650
GCGTCCCCGGCCGAAAAACCCGCCTCGCAGAGGAAGCGAAGCTGCGCGTC

        1660      1670      1680      1690      1700
GGCCGTTTCCATCTGCGGTGCGCCCGGTCGCGTGCCGGCATGGATGCGCG

        1710      1720      1730      1740      1750
CGCCATCGCGGTAGGCGAGCAGCGCCTGCCTGAAGCTGCGGGCATTCCCG

        1760      1770      1780      1790      1800
ATCAGAAATGAGCGCCAGTCGTCGTCGGCTCTCGGCACCGAATGCGTATG

        1810      1820      1830      1840      1850
ATTCTCCGCCAGCATGGCTTCGGCCAGTGCGTCGAGCAGCGCCCGCTTGT

        1860      1870      1880      1890      1900
TCCTGAAGTGCCAGTAAAGCGCCGGCTGCTGAACCCCCAACCGTTCCGCC

        1910      1920      1930      1940      1950
AGTTTGCGTGTCGTCAGACCGTCTACGCCGACCTCGTTCAACAGGTCCAG

        1960      1970      1980      1990      2000
GGCGGCACGGATCACTGTATTCGGCTGCAACTTTGTCATGCTTGACACTT
```

ET HAP1 H2BECFP
Wednesday, October 31, 2001 2:52 pm
Page 3

```
        2010      2020      2030      2040      2050
TATCACTGATAAACATAATATGTCCACCAACTTATCAGTGATAAAGAATC

        2060      2070      2080      2090      2100
CGCGCGTTCAATCGGACCAGCGGAGGCTGGTCCGGAGGCCAGACGTGAAA

        2110      2120      2130      2140      2150
CCCAACATACCCCTGATCGTAATTCTGAGCACTGTCGCGCTCGACGCTGT

        2160      2170      2180      2190      2200
CGGCATCGGCCTGATTATGCCGGTGCTGCCGGGCCTCCTGCGCGATCTGG

        2210      2220      2230      2240      2250
TTCACTCGAACGACGTCACCGCCCACTATGGCATTCTGCTGGCGCTGTAT

        2260      2270      2280      2290      2300
GCGTTGGTGCAATTTGCCTGCGCACCTGTGCTGAGCGCGCTGTCGGATCG

                                            >BglII
                                             |
<shows_similarity_to_tetA:_GenBank_Accession Number_X75761
                                             |
        2310      2320      2330      2340   |  2350
TTTCGGGCGGCGGCCAATCTTGCTCGTCTCGCTGGCCGGCGCCAGATCTG

        2360      2370      2380      2390      2400
GGGAACCCTGTGCTTCCCATGCACATACAAATGGACGAACGGATAAACCT

        2410      2420      2430      2440      2450
TTTCACGCCCTTTTAAATATCCGATTATTCTAATAAACCCTCTTTTCTCT

  >TR                            >del35S_TATA
   |                              |
<shows_similarity_to_T-DNA_right_border:_GenBank_Accession_Numbe
  ||                              |
  ||    2460      2470      2480  |   2490      2500
TAGCTTTACCCGCCAATATATCCTGTCAAACACTGGATCTTCGCAAGACC

                                          >BamH1
                                           |
        2510      2520      2530      2540 |    2550
CTTCCTCTATATAAGGAAGTTCATTTCATTTGGAGAGAACCGGATCCAAC

                   >del35S_TATA
                     |
        2560      2570|     2580      2590      2600
AATGTCCTCCGACTCGTCCAAGATCAAGAGGAAGCGGAACCGCATCCCGC
  M  S  S  D  S  S  K  I  K  R  K  R  N  R  I  P>
________MHAP1-VP16. SEQUENCED AND CONFIRMED__________>

        2610      2620      2630      2640      2650
TCAGCTGCACCATCTGCCGGAAGAGGAAGGTCAAGTGCGACAAGCTCAGG
L  S  C  T  I  C  R  K  R  K  V  K  C  D  K  L  R>
________MHAP1-VP16. SEQUENCED AND CONFIRMED__________>

        2660      2670      2680      2690      2700
CCGCACTGCCAGCAGTGCACCAAGACCGGGGTGGCCCACCTCTGCCACTA
 P  H  C  Q  Q  C  T  K  T  G  V  A  H  L  C  H  Y>
________MHAP1-VP16. SEQUENCED AND CONFIRMED__________>

        2710      2720      2730      2740      2750
CATGGAGCAGACCTGGGCCGAGGAGGCCGAGAAGGAGTTGCTGAAGGACA
```

BT HAP1 M2BECFP
Wednesday, October 31, 2001 2:52 pm Page 4

```
 M  E  Q  T  W  A  E  E  A  E  K  E  L  L  K  D>
_______MHAP1 VP16. SEQUENCED AND CONFIRMED________>

      2760      2770      2780      2790      2800
ACGAGTTGAAGAAGCTCAGGGAGCGCGTGAAGTCCTTGGAGAAGACCCTC
N  E  L  K  K  L  R  E  R  V  K  S  L  E  K  T  L>
_______MHAP1-VP16. SEQUENCED AND CONFIRMED________>

      2810      2820      2830      2840      2850
TCCAAGGTGCACTCCTCCCCGTCGTCCAACTCCACGGCCCCCCCGACCGA
 S  K  V  H  S  S  P  S  S  N  S  T  A  P  P  T  D>
_______MHAP1-VP16. SEQUENCED AND CONFIRMED________>

      2860      2870      2880      2890      2900
CGTCAGCCTGGGGGACGAGCTCCACTTAGACGGCGAGGACGTGGCGATGG
  V  S  L  G  D  E  L  H  L  D  G  E  D  V  A  M>
_______MHAP1-VP16. SEQUENCED AND CONFIRMED________>

      2910      2920      2930      2940      2950
CGCATGCCGACGCGCTAGACGATTTCGATCTGGACATGTTGGGGGACGGG
A  H  A  D  A  L  D  D  F  D  L  D  M  L  G  D  G>
_______MHAP1 VP16. SEQUENCED AND CONFIRMED________>

      2960      2970      2980      2990      3000
GATTCCCCGGGGCCGGGATTTACCCCCCACGACTCCGCCCCCTACGGCGC
 D  S  P  G  P  G  F  T  P  H  D  S  A  P  Y  G  A>
____   MHAP1-VP16. SEQUENCED AND CONFIRMED________>

      3010      3020      3030      3040      3050
TCTGGATACGGCCGACTTCGAGTTTGACCACATGTTTACCGATGCCCTTG
  L  D  T  A  D  F  E  F  E  Q  M  F  T  D  A  L>
--     MHAP1-VP16. SEQUENCED AND CONFIRMED________>

                         >BglII        >Nos_terminator
                           |              |
      3060      3070       | 3080      3090|     3100
GAATTCACGAGTACGGTGGGTAGATCTGCCCGAATTTCCCCGATCGTTCA
G  I  D  E  Y  G  G  *>
___MHAP1-VP16. SEQU____>

      3110      3120      3130      3140      3150
AACATTTGGCAATAAAGTTTCTTAAGATTGAATCCTGTTGCCGGTCTTGC

      3160      3170      3180      3190      3200
GATGATTATCATATAATTTCTGTTGAATTACGTTAAGCATGTAATAATTA

      3210      3220      3230      3240      3250
ACATGTAATGCATGACGTTATTTATGAGATGGGTTTTTATGATTAGAGTC

      3260      3270      3280      3290      3300
CCGCAATTATACATTTAATACGCGATAGAAAACAAAATATAGCGCGCAAA

                                             >EcoR1
                                                |
      3310      3320      3330      3340      3350
CTAGGATAAATTATCGCGCGCGGTGTCATCTATGTTACTAGATCGGGAAT

                              >Nos_promoter
                                 |
      3360      3370      3380   |3390      3400
TCATAGTTTAAACTGAAGGCGGGAAACGACAATCTGATCATGAGCGGAGA
```

ET HAP1 H2BKUFF
Wednesday, October 31, 2001 2:52 pm Page 5

```
      3410      3420      3430      3440      3450
ATTAAGGGAGTCACGTTATGACCCCCGCCGATGACGCGGGACAAGCCGTT

                                            SacII
                                              |
      3460      3470      3480      3490      3500
TTACGTTTGGAACTGACAGAACCGCAACGATTGAAGGAGCCACTCAGCCG

      3510      3520      3530      3540      3550
CGGGTTTCTGGAGTTTAATGAGCTAAGCACATACGTCAGAAACCATTATT

      3560      3570      3580      3590      3600
GCGCGTTCAAAAGTCGCCTAAGGTCACTATCAGCTAGCAAATATTTCTTG

      3610      3620      3630      3640      3650
TCAAAAATGCTCCACTGACGTTCCATAAATTCCCCTCGGTATCCAATTAG

      3660      3670      3680      3690      3700
AGTCTCATATTCACTCTCAATCCAAATAATCTGCACCGGATCTGGATCGT

      3710      3720      3730      3740      3750
TTCGCATGATTGAACAAGATGGATTGCACGCAGGTTCTCCGGCCGCTTGG
      M  I  E  Q  D  G  L  H  A  G  S  P  A  A  W>
     _______________NPT II_____________________>

      3760      3770      3780      3790      3800
GTGGAGAGGCTATTCGGCTATGACTGGGCACAACAGACAATCGGCTGCTC
 V  E  R  L  F  G  Y  D  W  A  Q  Q  T  I  G  C  S>
     ____________NPT II________________________>

      3810      3820      3830      3840      3850
TGATGCCGCCGTGTTCCGGCTGTCAGCGCAGGGGCGCCCGGTTCTTTTTG
  D  A  A  V  F  R  L  S  A  Q  G  R  P  V  L  F>
_____________________NPT II____________________>

      3860      3870      3880      3890      3900
TCAAGACCGACCTGTCCGGTGCCCTGAATGAACTGCAGGACGAGGCAGCG
 V  K  T  D  L  S  G  A  L  N  E  L  Q  D  E  A  A>
_____________________NPT II____________________>

      3910      3920      3930      3940      3950
CGGCTATCGTGGCTGGCCACGACGGGCGTTCCTTGCGCAGCTGTGCTCGA
  R  L  S  W  L  A  T  T  G  V  P  C  A  A  V  L  D>
_____________________NPT II____________________>

      3960      3970      3980      3990      4000
CGTTGTCACTGAAGCGGGAAGGGACTGGCTGCTATTGGGCGAAGTGCCGG
  V  V  T  E  A  G  R  D  W  L  L  L  G  E  V  P>
_____________________NPT II____________________>

      4010      4020      4030      4040      4050
GGCAGGATCTCCTGTCATCTCACCTTGCTCCTGCCGAGAAAGTATCCATC
 G  Q  D  L  L  S  S  H  L  A  P  A  E  K  V  S  I>
_____________________NPT II____________________>

      4060      4070      4080      4090      4100
ATGGCTGATGCAATGCGGCGGCTGCATACGCTTGATCCGGCTACCTGCCC
 M  A  D  A  M  R  R  L  H  T  L  D  P  A  T  C  P>
_____________________NPT II____________________>

      4110      4120      4130      4140      4150
ATTCGACCACCAAGCGAAACATCGCATCGAGCGAGCACGTACTCGGATGG
```

ST HAP1 N2BECFP
Wednesday, October 31, 2001 2:52 pm
Page 5

```
      F  D  H  Q  A  K  H  R  I  E  R  A  R  T  K  M>
_________________________NPT II_____________________>

        4160        4170        4180        4190        4200
AAGCCGGTCTTGTCGATCAGGATGATCTGGACGAAGAGCATCAGGGGCTC
E  A  G  L  V  D  Q  D  D  L  D  E  E  H  Q  G  L>
_________________________NPT II_____________________>

        4210        4220        4230        4240        4250
GCGCCAGCCGAACTGTTCGCCAGGCTCAAGGCGCGCATGCCCGACGGCGA
 A  P  A  E  L  F  A  R  L  K  A  R  M  P  D  G  E>
_________________________NPT II_____________________>

        4260        4270        4280        4290        4300
GGATCTCGTCGTGACCCATGGCGATGCCTGCTTGCCGAATATCATGGTGG
  D  L  V  V  T  H  G  D  A  C  L  P  N  I  M  V>
_________________________NPT II_____________________>

        4310        4320        4330        4340        4350
AAAATGGCCGCTTTTCTGGATTCATCGACTGTGGCCGGCTGGGTGTGGCG
E  N  G  R  F  S  G  F  I  D  C  G  R  L  G  V  A>
_________________________NPT II_____________________>

        4360        4370        4380        4390        4400
GACCGCTATCAGGACATAGCGTTGGCTACCCGTGATATTGCTGAAGAGCT
 D  R  Y  Q  D  I  A  L  A  T  R  D  I  A  E  E  L>
_________________________NPT II_____________________>

        4410        4420        4430        4440        4450
TGGCGGCGAATGGGCTGACCGCTTCCTCGTGCTTTACGGTATCGCCGCTC
  G  G  E  W  A  D  R  F  L  V  L  Y  G  I  A  A>
_________________________NPT II_____________________>

        4460        4470        4480        4490        4500
CCGATTCGCAGCGCATCGCCTTCTATCGCCTTCTTGACGAGTTCTTCTGA
P  D  S  Q  R  I  A  F  Y  R  L  L  D  E  F  F>
________________________NPT II__________________>

        4510        4520        4530        4540        4550
GCGGGACTCTGGGGTTCGAAATGACCGACCAAGCGACGCCCAACCTGCCA

        4560        4570        4580        4590        4600
TCACGAGATTTCGATTCCACCGCCGCCTTCTATGAAAGGTTGGGCTTCGG

        4610        4620        4630        4640        4650
AATCGTTTTCCGGGACGCCGGCTGGATGATCCTCCAGCGCGGGGATCTCA

        4660        4670        4680        4690        4700
TGCTGGAGTTCTTCGCCCAGGGATCTCTCCCGAACACCCCCTCCAACCTG

        4710        4720        4730        4740        4750
CCGATATCATTACGACAGCAACGGCCGACGAGCACAACGCCACGATCCTG

        4760        4770        4780        4790        4800
AGCGACAATATGATCGGGCCCGGCGTCCACATCAACGGCGTCGGCGGCGA

        4810        4820        4830        4840        4850
CTGCCCAGGCAAGACCGAGATGCACCGCGATATCTTGCTGCGTTCGGATA

                                       >Nos_terminator
                                           |
        4860        4870        4880        4890        4900
```

HT HAP1 H2DECFP
Wednesday, October 31, 2001 2:52 pm
Page 7

```
TTTTCGTGGAGTTCCCGCCACAGACCCGGATGATCCCCGATCGTTCAAAC

      4910      4920      4930      4940      4950
ATTTGGCAATAAAGTTTCTTAAGATTGAATCCTGTTGCCGGTCTTGCGAT

      4960      4970      4980      4990      5000
GATTATCATATAATTTCTGTTGAATTACGTTAAGCATGTAATAATTAACA

      5010      5020      5030      5040      5050
TGTAATGCATGACGTTATTTATGAGATGGGTTTTTATGATTAGAGTCCCG

      5060      5070      5080      5090      5100
CAATTATACATTTAATACGCGATAGAAAACAAAATATAGCGCGCAAACTA

      5110      5120      5130      5140      5150
GGATAAATTATCGCGCGCGGTGTCATCTATGTTACTAGATCGGGGCCTCC

      5160      5170      5180      5190      5200
TGTCAATGCTGGCGGCGGCTCTGGTGGTGGTTCTGGTGGCGGCTCTGAGG

      5210      5220      5230      5240      5250
GTGGTGGCTCTGAGGGTGGCGGTTCTGAGGGTGGCGGCTCTGAGGGAGGC

      5260      5270      5280      5290      5300
GGTTCCGGTGGTGGCTCTGGTTCCCCTGATTTTGATTATGAAAAGATGGC

      5310      5320      5330      5340      5350
AAACGCTAATAAGGGGGCTATGACCGAAAATGCCGATGAAAACGCGCTAC

      5360      5370      5380      5390      5400
AGTCTGACGCTAAAGGCAAACTTGATTCTGTCGCTACTGATTACGGTGCT

      5410      5420      5430      5440      5450
GCTATCGATGGTTTCATTGGTGACGTTTCCGGCCTTGCTAATGGTAATGG

      5460      5470      5480      5490      5500
TGCTACTGGTGATTTTGCTGGCTCTAATTCCCAAATGGCTCAAGTCGGTG

      5510      5520      5530      5540      5550
ACGGTGATAATTCACCTTTAATGAATAATTTCCGTCAATATTTACCTTCC

      5560      5570      5580      5590      5600
CTCCCTCAATCGGTTGAATGTCGCCCTTTTGTCTTTGGCCCAATACGCAA

      5610      5620      5630      5640      5650
ACCGCCTCTCCCCGCGCGTTGGCCGATTCATTAATGCAGCTGGCACGACA

      5660      5670      5680      5690      5700
GGTTTCCCGACTGGAAAGCGGGCAGTGAGCGCAACGCAATTAATGTGAGT

      5710      5720      5730      5740      5750
TAGCTCACTCATTAGGCACCCCAGGCTTTACACTTTATGCTTCCGGCTCG

      5760      5770      5780      5790      5800
TATGTTGTGTGGAATTGTGAGCGGATAACAATTTCACACAGGAAACAGCT

            >HAP1-UAS,_sequenced_and_confirmed
                          |
                >HindIII  |
                   |      |
      5810      5820      |5830      5840      5850
ATGACCATGATTACGCCAAGCTTAGCTTAGCACGGACTTATCGGTCCGAG
```

ET HAP1 H2BECFP
Wednesday, October 31, 2001 2:52 pm
Page 8

```
          5860       5870       5880       5890       5900
CACGGACTTATCGGTCGGAGCACGGACTTATCGGTCGGAGCACGGACTTA

                                >XbaI    >-90-AS1 TATA
                                  |        |
          5910       5920       5930      |5940       5950
TCGGTCGGAGCACGGACTTATCGGTCGGTTCTAGAAGCTACTCCACGTCC

          5960       5970       5980       5990       6000
ATAAGGGACACATCACAATCCCACTATCCTTCGCAAGACCCTTCCTCTAT

                                                  >BamHI
                                                   |
          6010       6020       6030       6040   |6050
ATAAGGAAGTTCATTTCATTTGGAGAGGACGACCTGCAGGTCGACGGATC

          6060       6070       6080       6090       6100
CAACAATGGCGAAGGCAGATAAGAAACCAGCGGAGAAGAAACCGGCAGAG
       M  A  K  A  D  K  K  P  A  E  K  K  P  A  E>
     _____ARABIDOPSIS THALIANA H2B LIKE GENE______>

          6110       6120       6130       6140       6150
AAAACTCCGGCAGCCGAACCAGCAGCACCGGCAGAGAAGAAACCAAAAGC
 K  T  P  A  A  E  P  A  A  A  A  E  K  K  P  K  A>
_______ARABIDOPSIS THALIANA H2B LIKE GENE__________>

          6160       6170       6180       6190       6200
CCGAAAGAAACTTCCCGAAGAACCAGCCGGCGCCGGAGACAAGAAGAAGA
  G  K  K  L  P  E  E  P  A  G  A  G  D  K  K  K>
_______ARABIDOPSIS THALIANA H2B LIKE GENE__________>

          6210       6220       6230       6240       6250
AGAGATCAAAGAAGAACGTTGAGACATACAAGATCTACATCTTCAAGGTG
K  R  S  K  K  N  V  E  T  Y  K  I  Y  I  F  K  V>
_______ARABIDOPSIS THALIANA H2B LIKE GENE__________>

          6260       6270       6280       6290       6300
TTGAAGCAAGTTCATCCAGATATCGGAATCTCCAGCAAAGCCATGGGAAT
 L  K  Q  V  H  P  D  I  G  I  S  S  K  A  M  G  I>
_______ARABIDOPSIS THALIANA H2B LIKE GENE__________>

          6310       6320       6330       6340       6350
CATGAACAGTTTCATCAATGATATCTTTGAGAAACTTGCTGGTGAGTCTT
  M  N  S  F  I  N  D  I  F  E  K  L  A  G  E  S>
_______ARABIDOPSIS THALIANA H2B LIKE GENE__________>

          6360       6370       6380       6390       6400
CGAAGCTTGCGAGGTACAACAAGAAGCCGACCATTACTTCTAGGGAGATT
S  K  L  A  R  Y  N  K  K  P  T  I  T  S  R  E  I>
_______ARABIDOPSIS THALIANA H2B LIKE GENE__________>

          6410       6420       6430       6440       6450
CAGACTGCGGTCAGACTTGTCTTGCCTGGAGAGTTGGCCAAACATGCTGT
 Q  T  A  V  R  L  V  L  P  G  E  L  A  K  H  A  V>
_______ARABIDOPSIS THALIANA H2B LIKE GENE__________>

                                              >EcoRI_site
                                                |
          6460       6470       6480       6490 |     6500
TTCTGAAGGGACTAAGGCGGTTACGAAGTTTACGAGTTCTTAGGAATTCG
  S  E  G  T  K  A  V  T  K  F  T  S  S  *>
```

ET HAP1 H2BECFP
Wednesday, October 31, 2001 2:52 pm
Page 9

```
____ARABIDOPSIS THALIANA H2B LIKE GENE______>
                                                                      _>

        6510       6520       6530       6540       6550
TGAGCAAGGGCGAGGAGCTGTTCACCGGGGTGGTGCCCATCCTGGTCGAG
V  S  K  G  E  E  L  F  T  G  V  V  P  I  L  V  E>
__________________________ECFP GENE__________________________>

        6560       6570       6580       6590       6600
CTGGACGGCGACGTAAACGGCCACAAGTTCAGCGTGTCCGGCGAGGGCGA
 L  D  G  D  V  N  G  H  K  F  S  V  S  G  E  G  E>
__________________________ECFP GENE__________________________>

        6610       6620       6630       6640       6650
GGGCGATGCCACCTACGGCAAGCTGACCCTGAAGTTCATCTGCACCACCG
  G  D  A  T  Y  G  K  L  T  L  K  F  I  C  T  T>
__________________________ECFP GENE__________________________>

        6660       6670       6680       6690       6700
GCAAGCTGCCCGTGCCCTGGCCCACCCTCGTGACCACCCTGACCTGGGGC
G  K  L  P  V  P  W  P  T  L  V  T  T  L  T  W  G>
__________________________ECFP GENE__________________________>

        6710       6720       6730       6740       6750
GTGCAGTGCTTCAGCCGCTACCCCGACCACATGAAGCAGCACGACTTCTT
 V  Q  C  F  S  R  Y  P  D  H  M  K  Q  H  D  F  F>
__________________________ECFP GENE__________________________>

        6760       6770       6780       6790       6800
CAAGTCCGCCATGCCCGAAGGCTACGTCCAGGAGCGCACCATCTTCTTCA
  K  S  A  M  P  E  G  Y  V  Q  E  R  T  I  F  F>
__________________________ECFP GENE__________________________>

        6810       6820       6830       6840       6850
AGGACGACGGCAACTACAAGACCCGCGCCGAGGTGAAGTTCGAGGGCGAC
K  D  D  G  N  Y  K  T  R  A  E  V  K  F  E  G  D>
__________________________ECFP GENE__________________________>

        6860       6870       6880       6890       6900
ACCCTGGTGAACCGCATCGAGCTGAAGGGCATCGACTTCAAGGAGGACGG
 T  L  V  N  R  I  E  L  K  G  I  D  F  K  E  D  G>
__________________________ECFP GENE__________________________>

        6910       6920       6930       6940       6950
CAACATCCTGGGGCACAAGCTGGAGTACAACTACATCAGCCACAACGTCT
  N  I  L  G  H  K  L  E  Y  N  Y  I  S  H  N  V>
__________________________ECFP GENE__________________________>

        6960       6970       6980       6990       7000
ATATCACCGCCGACAAGCAGAAGAACGGCATCAAGGCCAACTTCAAGATC
Y  I  T  A  D  K  Q  K  N  G  I  K  A  N  F  K  I>
__________________________ECFP GENE__________________________>

        7010       7020       7030       7040       7050
CGCCACAACATCGAGGACGGCAGCGTGCAGCTCGCCGACCACTACCAGCA
 R  H  N  I  E  D  G  S  V  Q  L  A  D  H  Y  Q  Q>
__________________________ECFP GENE__________________________>

        7060       7070       7080       7090       7100
GAACACCCCCATCGGCGACGGCCCCGTGCTGCTGCCCGACAACCACTACC
  N  T  P  I  G  D  G  P  V  L  L  P  D  N  H  Y>
__________________________ECFP GENE__________________________>
```

ST HAP1 H2BECFP Page 10
Wednesday, October 31, 2001 2:52 pm

```
        7110      7120      7130      7140      7150
TGAGCACCCAGTCCGCCCTGAGCAAAGACCCCAACGAGAAGCGCGATCAC
L  S  T  Q  S  A  L  S  K  D  P  N  E  K  R  D  H>
____________________ECFP GENE_____________________>

        7160      7170      7180      7190      7200
ATGGTCCTGCTGGAGTTCGTGACCGCCGCCGGGATCACTCTCGGCATGGA
 M  V  L  L  E  F  V  T  A  A  G  I  T  L  G  M  D>
____________________ECFP GENE_____________________>

                       >SacI       >Nos_terminator
                         |               |
        7210      7220   | 7230      7240|      7250
TGAACTATACAAATAAGAGCTTAAGAGCTCGAATTTCCCCGATCGTTCAA
  E  L  Y  K  *  E  L>
_____ECFP GENE_______>

        7260      7270      7280      7290      7300
ACATTTGGCAATAAAGTTTCTTAAGATTGAATCCTGTTGCCGGTCTTGCG

        7310      7320      7330      7340      7350
ATGATTATCATATAATTTCTGTTGAATTACGTTAAGCATGTAATAATTAA

        7360      7370      7380      7390      7400
CATGTAATGCATGACGTTATTTATGAGATGGGTTTTTATGATTAGAGTCC

        7410      7420      7430      7440      7450
CGCAATTATACATTTAATACGCGATAGAAAACAAAATATAGCGCGCAAAC

        7460      7470      7480      7490      7500
TAGGATAAATTATCGCGCGCGGTGTCATCTATGTTACTAGATCGGGAATT

        7510      7520      7530      7540      7550
AATTCACTGGCCGTCGTTTTACAACGTCGTGACTGGGAAAACCCTGGCGT

        7560      7570      7580      7590      7600
TACCCAACTTAATCGCCTTGCAGCACATCCCCCTTTCGCCAGCTGGCGTA

        7610      7620      7630      7640      7650
ATAGCGAAGAGGCCCGCACCGATCGCCCTTCCCAACAGTTGCGCAGCCTG

>M13__ori
   |
   | 7660      7670      7680      7690      7700
AATGGCGCCCGCTCCTTTCGCTTTCTTCCCTTCCTTTCTCGCCACGTTCG

        7710      7720      7730      7740      7750
CCGGCTTTCCCCGTCAAGCTCTAAATCGGGGGCTCCCTTTAGGGTTCCGA

        7760      7770      7780      7790      7800
TTTAGTGCTTTACGGCACCTCGACCCCAAAAAACTTGATTTGGGTGATGG

        7810      7820      7830      7840      7850
TTCACGTAGTGGGCCATCGCCCTGATAGACGGTTTTTCGCCCTTTGACGT

        7860      7870      7880      7890      7900
TGGAGTCCACGTTCTTTAATAGTGGACTCTTGTTCCAAACTGGAACAACA

        7910      7920      7930      7940      7950
CTCAACCCTATCTCGGGCTATTCTTTTGATTTATAAGGGATTTTGCCGAT
```

ET HAP1 H2BECFP
Wednesday, October 31, 2001 2:52 pm
Page 11

```
           7960      7970      7980      7990      8000
  TTCGGAACCACCATCAAACACCATTTTCCCCTGCTGGGCAAACCAGCGT

           8010      8020      8030      8040      8050
  GGACCGCTTGCTGCAACTCTCTCAGGGCCAGGCGGTGAAGGGCAATCAGC

           8060      8070      8080      8090      8100
  TGTTGCCCGTCTCACTGGTGAAAAGAAAAACCACCCCAGTACATTAAAAA

                                             >TL
                                             |
           8110      8120      8130      8140      8150
  CGTCCGCAATGTGTTATTAAGTTGTCTAAGCGTCAATTTGTTTACACCAC

           8160      8170      8180      8190      8200
  AATATATCCTGCCACCAGCCAGCCAACAGCTCCCCGACCGGCAGCTCGGC
                    <___ORGANISM=UNIDENTIFIED; PLASMID____

<shows_similarity_to_T-DNA_left_border:_GenBank_Accession_Number
                                        |
           8210      8220      8230     |  8240      8250
  ACAAAATCACCACTCGATACAGGCAGCCCATCAGTCCGGGACGGCGTCAG
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           8260      8270      8280      8290      8300
  CGGGAGAGCCGTTGTAAGGCGGCAGACTTTGCTCATGTTACCGATGCTAT
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           8310      8320      8330      8340      8350
  TCGGAAGAACGGCAACTAAGCTGCCGGGTTTGAAACACGGATGATCTCGC
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           8360      8370      8380      8390      8400
  GGAGGGTAGCATGTTGATTGTAACGATGACAGAGCGTTGCTGCCTGTGAT
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           8410      8420      8430      8440      8450
  CAAATATCATCTCCCTCGCAGAGATCCGAATTATCAGCCTTCTTATTCAT
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           8460      8470      8480      8490      8500
  TTCTCGCTTAACCGTGACAGGCTGTCGATCTTGAGAACTATGCCGACATA
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           8510      8520      8530      8540      8550
  ATAGGAAATCGCTGGATAAAGCCGCTGAGGAAGCTGAGTGGCGCTATTTC
 <   ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           8560      8570      8580      8590      8600
  TTTAGAAGTGAACGTTGACGATATCAACTCCCCTATCCATTGCTCACCCA
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB X

           8610      8620      8630      8640      8650
  ATGGTACAGGTCGGGGACCCGAAGTTCCGACTGTCGGCCTGATGCATCCC
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB X    _

                  >BglII
                  |
           8660   |8670      8680      8690      8700
  CGGCTGATCGACCCCAGATCTGGGGCTGAGAAAGCCCAGTAAGGAAACAA
 <   ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB X
```

ET HAP1 H2BECFP
Wednesday, October 31, 2001 2:52 pm
Page 12

```
        8710       8720       8730       8740       8750
CTGTAGGTTCCACTCGCGAGATCCCCCGGAACCAAAGGAAGTAGGTTAAA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        8760       8770       8780       8790       8800
CCCGCTCCGATCAGGCCGAGCCACGCCAGGCCGAGAACATTGGTTCCTGT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        8810       8820       8830       8840       8850
AGGCATCGGGATTGGCGGATCAAACACTAAAGCTACTGGAACGAGCAGAA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        8860       8870       8880       8890       8900
GTCCTCCGGCCGCCAGTTGCCAGGCGGTAAAGGTGAGCAGAGGCACGGGA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB X____

        8910       8920       8930       8940       8650
GGTTGCCACTTGCGGGTCAGCACGGTTCCGAACGCCATGGAAACCGCCCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        8960       8970       8980       8990       9000
CGCCAGGCCCGCTCCGACGCCGACAGGATCTAGCGCTGCGTTTGGTGTCA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9010       9020       9030       9040       9050
ACACCAACAGCGCCACGCCCGCAGTTCCGCAAATAGCCCCCAGGACCGCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9060       9070       9080       9090       9100
ATCAATCGTATCGGGCTACCTAGCAGACCCCCAGAGATGAACACGACCAT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9110       9120       9130       9140       9150
CAGCGGCTGCACAGCGCCTACCGTCGCCGCGACCCCGCCCGGCAGGCGGT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9160       9170       9180       9190       9200
AGACCGAAATAAACAACAAGCTCCAGAATAGCGAAATATTAAGTGCGCCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9210       9220       9230       9240       9250
ACCATGAAGATGCGCATCCACCAGATTCCCGTTGGAATCTGTCGGACGAT
<   ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9260       9270       9280       9290       9300
CATCACGAGCAATAAACCCGCCCCCAACGCCCGCAGCAGCATACCGGCGA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9310       9320       9330       9340       9350
CCCCTCGGCCTCGCTGTTCGGGCTCCACGAAAACGCCGCACAGATGCGCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9360       9370       9380       9390       9400
TTGTGAGCGTCCTTGGGGCCGTCCTCCTGTTTGAAGACCGACAGCCCAAT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

        9410       9420       9430       9440       9450
GATCTCGCCGTCGATGTAGGCGCCGAATGCCACGGCATCTCGCAACCGTT
<___ORGANISM=UNIDENTIFIED, PLASMID=BIN 19; DB_X____

        9460       9470       9480       9490       9500
CAGCGAACGCCTCCATGGGCTTTTTCTCCTCGTGCTCGTAAACGGACCCG
```

ET HAP1 H2BBCFF Page 13
Wednesday, October 31, 2001 2:52 pm

<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9510 9520 9530 9540 9550
AACATCTCTGGAGCTTTCTTCAGGGCCGACAATCGGATCTCGCGGAAATC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9560 9570 9580 9590 9600
CTGCACGTCGGCCGCTCCAAGCCGTCGAATCTGAGCCTTAATCACAATTG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X

9610 9620 9630 9640 9650
TCAATTTTAATCCTCTGTTTATCGGCAGTTCGTAGAGCGCGCCGTGCGTC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9660 9670 9680 9690 9700
CCGAGCGATACTGAGCGAAGCAAGTGCGTCGAGCAGTGCCCGCTTGTTCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

<shows_similarity_to_tetA._GenBank_Accession_Number_L13842

9710 9720 9730 9740 9750
TGAAATGCCAGTAAAGCGCTGGCTGCTGAACCCCCAGCCGGAACTGACCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9760 9770 9780 9790 9800
CACAAGGCCCTAGCGTTTGCAATGCACCAGGTCATCATTGACCCAGGCGT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9810 9820 9830 9840 9850
GTTCCACCAGGCCGCTGCCTCGCAACTCTTCGCAGGCTTCGCCGACCTGC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9860 9870 9880 9890 9900
TCGCGCCACTTCTTCACGCGGGTGGAATCCGATCCGCACATGAGGCGGAA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9910 9920 9930 9940 9950
GGTTTCCAGCTTGAGCGGGTACGGCTCCCGGTGCGAGCTGAAATAGTCGA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

9960 9970 9980 9990 10000
ACATCCGTCGGGCCGTCGGCGACAGCTTGCGGTACTTCTCCCATATGAAT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

10010 10020 10030 10040 10050
TTCCTGTAGTGGTCGCCAGCAAACAGCACGACGATTTCCTCGTCGATCAG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

10060 10070 10080 10090 10100
GACCTGGCAACGGGACGTTTTCTTGCCACGGTCCAGGACGCGGAAGCGGT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

10110 10120 10130 10140 10150
GCAGCAGCGACACCGATTCCAGGTCCCCAACGCGCTCGGACGTGAAGCCC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

10160 10170 10180 10190 10200
ATCGCCGTCGCCTGTAGGCGCGACAGGCATTCCTCGCCCTTCCTGTAATA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

10210 10220 10230 10240 10250
CCGGCCATTGATCGACCAGCCCAGGTCCTGGCAAAGCTCGTAGAACGTGA

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Page 14

```
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

      10260       10270       10280       10290       10300
AGGTGATCGGCTCGCCGATAGGGGTGCGCTTCGCGTACTCCAACACCTGC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

      10310       10320       10330       10340       10350
TGCCACACCAGTTCGTCATCGTCGGCCCGCAGCTCGACGCCGGTGTAGGT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB X

      10360       10370       10380       10390       10400
GATCTTCACGTCCTTGTTGACGTGGAAAATGACCTTGTTTTGCAGCGCCT
<___ORGANISM=UNIDENTIFIED; PLASMID-BIN 19; DB_X____

      10410       10420       10430       10440       10450
CGCGCGGGATTTTCTTGTTGCGCGTGGTGAACAGGGCAGAGCGGGCCGTG
<___ORGANISM=UNIDENTIFIED; PLASMID-BIN 19; DB_X____

      10460       10470       10480       10490       10500
TCGTTTGGCATCGCTCGCATCGTGTCCGGCCACGGCGCAATATCGAACAA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

      10510       10520       10530       10540       10550
GGAAAGCTGCATTTCCTTGATCTGCTGCTTCGTGTGTTTCAGCAACGCGG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

      10560       10570       10580       10590       10600
CCTGCTTGGCCTCGCTGACCTGTTTTGCCAGGTCCTCGCCGGCGGTTTTT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

      10610       10620       10630       10640       10650
CGCTTCTTGGTCGTCATAGTTCCTCGCGTGTCGATGGTCATCGACTTCGC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

      10660       10670       10680       10690       10700
CAAACCTGCCGCCTCCTGTTCGAGACGACGCGAACGCTCCACGGCGGCCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

      10710       10720       10730       10740       10750
ATGGCGCGGGCAGGGCAGGGGGAGCCAGTTGCACGCTGTCGCGCTCGATC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

      10760       10770       10780       10790       10800
TTGGCCGTAGCTTGCTGGACCATCGAGCCGACGGACTGGAAGGTTTCGCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

      10810       10820       10830       10840       10850
GGGCGCACGCATGACGGTGCGGCTTGCGATGGTTTCGGCATCCTCGGCGG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

      10860       10870       10880       10890       10900
AAAACCCCGCGTCGATCAGTTCTTGCCTGTATGCCTTCCGGTCAAACGTC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

      10910       10920       10930       10940       10950
CGATTCATTCACCCTCCTTGCGGGATTGCCCCGACTCACGCCGGGGCAAT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

      10960       10970       10980       10990       11000
GTGCCCTTATTCCTGATTTGACCCGCCTGGTGCCTTGGTGTCCAGATAAT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB X
```

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```
           11010      11020      11030      11040      11050
  CCACCTTATCGGCAATCAACTCCGTCCCCTAGACCCTCTGGCCCTCCTTC
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11060      11070      11080      11090      11100
  TCGTACTTGGTATTCCGAATCTTGCCCTGCACGAATACCAGCGACCCCTT
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11110      11120      11130      11140      11150
  GCCCAAATACTTGCCGTGGGCCTCGGCCTGAGAGCCAAAACACTTGATGC
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

<shows_similarity_to_trfA:_GenBank_Accession_Number_X00713
                                                     |
           11160      11170      11180      11190      11200
  GGAAGAAGTCGGTGCGCTCCTGCTTGTCGGCCGGCATCGTTGCGGCCACATC
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11210      11220      11230      11240      11250
  TAGGTACTAAAACAATTCATCCAGTAAAATATAATATTTTATTTTCTCCC
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11260      11270      11280      11290      11300
  AATCAGGCTTGATCCCCAGTAAGTCAAAAAATAGCTCGACATACTGTTCT
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11310      11320      11330      11340      11350
  TCCCCGATATCCTCCCTGATCGACCGGACGCAGAAGGCAATGTCATACCA
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11360      11370      11380      11390      11400
  CTTGTCCGCCCTGCCGCTTCTCCCAAGATCAATAAAGCCACTTACTTTGC
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11410      11420      11430      11440      11450
  CATCTTTCACAAAGATGTTGCTGTCTCCCAGGTCGCCGTGGGAAAAGACA
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11460      11470      11480      11490      11500
  AGTTCCTCTTCGGGCTTTTCCGTCTTTAAAAAATCATACAGCTCGCGCGG
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11510      11520      11530      11540      11550
  ATCTTTAAATGGAGTGTCTTCTTCCCAGTTTTCGCAATCCACATCGGCCA
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11560      11570      11580      11590      11600
  GATCGTTATTCAGTAAGTAATCCAATTCGGCTAAGCGGCTGTCTAAGCTA
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11610      11620      11630      11640      11650
  TTCGTATAGGGACAATCCGATATGTCGATGGAGTGAAAGAGCCTGATGCA
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11660      11670      11680      11690      11700
  CTCCGCATACAGCTCGATAATCTTTTCAGGGCTTTGTTCATCTTCATACT
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

           11710      11720      11730      11740      11750
  CTTCCGAGCAAAGGACGCCATCGGCCTCACTCATGAGCAGATTGCTCCAG
 <___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____
```

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```
          11760     11770     11780     11790     11800
CCATCATGCCGTTCAAAGTGCAGGACCTTTGGAACAGGCAGCTTTCCTTC
<__ ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          11810     11820     11830     11840     11850
CAGCCATAGCATCATGTCCTTTTCCCGTTCCACATCATAGGTGGTCCCTT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          11860     11870     11880     11890     11900
TATACCGGCTGTCCGTCATTTTTAAATATAGGTTTTCATTTTCTCCCACC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          11910     11920     11930     11940     11950
AGCTTATATACCTTAGCAGGAGACATTCCTTCCGTATCTTTTACGCAGCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          11960     11970     11980     11990     12000
GTATTTTTCGATCAGTTTTTTCAATTCCGGTGATATTCTCATTTTAGCCA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          12010     12020     12030     12040     12050
TTTATTATTTCCTTCCTCTTTTCTACAGTATTTAAAGATACCCCAAGAAG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          12060     12070     12080     12090     12100
CTAATTATAACAAGACCAACTCCAATTCACTGTTCCTTGCATTCTAAAAC
<   ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          12110     12120     12130     12140     12150
CTTAAATACCAGAAAACAGCTTTTTCAAAGTTGTTTTCAAAGTTGGCGTA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB X

<shows_similarity_to_NPTIII_gene:_GenBank_Accession_Number_V0154
                                                |
          12160     12170     12180     12190|    12200
TAACATAGTATCGACGGAGCCGATTTTGAAACCACAATTATGGGTGATGC
<   ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          12210     12220     12230     12240     12250
TGCCAACTTACTGATTTAGTGTATGATGGTGTTTTTGAGGTGCTCCAGTG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          12260     12270     12280     12290     12300
GCTTCTGTGTCTATCAGCTGTCCCTCCTGTTCAGCTACTGACGGGGTGGT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          12310     12320     12330     12340     12350
GCGTAACGGCAAAAGCACCGCCGGACATCAGCGCTATCTCTGCTCTCACT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          12360     12370     12380     12390     12400
GCCGTAAAACATGGCAACTGCAGTTCACTTACACCGCTTCTCAACCCGGT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          12410     12420     12430     12440     12450
ACGCACCAGAAAATCATTGATATGGCCATGAATGGCGTTGGATGCCGGGC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

          12460     12470     12480     12490     12500
AACAGCCCGCATTATGGGCGTTGGCCTCAACACGATTTTACGTCACTTAA
<   ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB X
```

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12510 12520 12530 12540 12550
AAAACTCAGGCCGCAGTCGGTAACCTCGCGCATACAGCCGGGCAGTGACG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12560 12570 12580 12590 12600
TCATCGTCTGCGCGGAAATGGACGAACAGTGGGGCTATGTCGGGGCTAAA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12610 12620 12630 12640 12650
TCGCGCCAGCGCTGGCTGTTTTACGCGTATGACAGTCTCCGGAAGACGGT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12660 12670 12680 12690 12700
TGTTGCGCACGTATTCGGTGAACGCACTATGGCGACGCTGGGGCGTCTTA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12710 12720 12730 12740 12750
TGAGCCTGCTGTCACCCTTTGACGTGGTGATATGGATGACGGATGGCTGG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12760 12770 12780 12790 12800
CCGCTGTATGAATCCCGCCTGAAGGGAAAGCTGCACGTAATCAGCAAGCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12810 12820 12830 12840 12850
ATATACGCAGCGAATTGAGCGGCATAACCTGAATCTGAGGCAGCACCTGG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12860 12870 12880 12890 12900
CACGGCTGGGACGGAAGTCGCTGTCGTTCTCAAAATCGGTGGAGCTGCAT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

12910 12920 12930 12940 12950
GACAAAGTCATCGGGCATTATCTGAACATAAAACACTATCAATAAGTTGG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

<shows_similarity_to_transposable_element IS1: GenBank_Accession

12960 12970 12980 12990 13000
AGTCATTACCCAATTATGATAGAATTTACAAGCTATAAGGTTATTGTCCT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13010 13020 13030 13040 13050
GGGTTTCAAGCATTAGTCCATGCAAGTTTTTATGCTTTGCCCATTCTATA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13060 13070 13080 13090 13100
GATATATTGATAAGCGCGCTGCCTATGCCTTGCCCCCTGAAATCCTTACA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13110 13120 13130 13140 13150
TACGGCCATATCTTCTATATAAAAGATATATTATCTTATCAGTATTGTCA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13160 13170 13180 13190 13200
ATATATTCAAGGCAATCTGCCTCCTCATCCTCTTCATCCTCTTCGTCTTG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13210 13220 13230 13240 13250
GTAGCTTTTTAAATATGGCGCTTCATAGAGTAATTCTGTAAAGGTCCAAT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X

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Page 18

13260 13270 13280 13290 13300
TCTCGTTTTCATACCTCGGTATAATCTTACCTATCACCTCAAATGGTTCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

<shows_similarity_to_NPTIII_gene:_GenBank_Accession_Number_V0154

13310 13320 13330 13340 13350
CTGGGTTTATCGCACCCCCGAACACGAGCACGGCACCCGCGACCACTATG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13360 13370 13380 13390 13400
CCAAGAATGCCCAACCTAAAAATTCCCCGCCCCCCCATCAACTCCGTCAA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13410 13420 13430 13440 13450
TGCCCCGACGGCCGAAGTGAAGGGCAGGCCGCCACCCAGGCCGCCCGCCCT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13460 13470 13480 13490 13500
CACTGCCCGGCACCTGGTCGCTGAATGTCGATGCCAGCACCTGCGGCACG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13510 13520 13530 13540 13550
TCAATGCTTCCGGGCGTCGCGCTCGGGCTGATCGCCCATCCCGTTACTGC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

<shows similarity to KilA: GenBank Accession Number_M62846

13560 13570 13580 13590 13600
CCCGATCCCGGCAATGGCAAGGACTGCCAGCGCTGCCATTTTTGGGGTGA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13610 13620 13630 13640 13650
GGCCGTTCGCGGCCGAGGGGCGCAGCCCCTGGGGGGATGGGAGGCCCGCG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13660 13670 13680 13690 13700
TTAGCGGGCCGGGAGGGTTCGAGAAGGGGGGGCACCCCCCTTCGGCGTGC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13710 13720 13730 13740 13750
GCGGTCACGCGCACAGGGCGCAGCCCTGGTTAAAAACAAGGTTTATAAAT
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13760 13770 13780 13790 13800
ATTGGTTTAAAAGCAGGTTAAAAGACAGGTTAGCGGTGGCCGAAAAACGG
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13810 13820 13830 13840 13850
GCGGAAACCCTTGCAAATGCTGGATTTTCTGCCTGTGGACAGCCCCTCAA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13860 13870 13880 13890 13900
ATGTCAATAGGTGCGCCCCTCATCTGTCAGCACTCTGCCCCTCAAGTGTC
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13910 13920 13930 13940 13950
AAGGATCGCGCCCCTCATCTGTCAGTAGTCGCGCCCCTCAAGTGTCAATA
<___ORGANISM=UNIDENTIFIED; PLASMID=BIN 19; DB_X____

13960 13970 13980 13990 14000
[illegible]

HAP-1 Patent:
UK priority patent application number 0122828.7 filed on September 21, 2001, with title: Gene expression construct.
Protocol associated with the validation of the use of HAP1 within the HAP-1 Technology:
Transgene activation by HAP1 in dicots: the following milestones should be achieved by December 2002:
▪	Create Arabidopsis lines using a vector that contains a Ceres’ constitutive promoter directing HAP1-VP16 expression as well as UASHAP1 — driven expression of a fluorescent protein (line A)

•	Create Arabidopsis lines using a vector that contains a “weak” cell/tissue specific promoter directing HAP1-VP16 expression as well as UASHAP1 — driven expression of a fluorescent protein (line B)

•	Create Arabidopsis lines using a vector that contains UASHAP1 — driven aequorin or a spectrally distinct fluorescent protein (line C)

•	Cross line C into lines A and B (or retransform construct from C into A or B using a novel, non-PPT based selectable marker)

•	Evaluate RNA levels, and demonstrate presence of transactivated protein function in a range of at least 10 cell types in statistically relevant sets of independent Arabidopsis transformants.
Transgene activation by HAP1 in monocots: the following milestones should be achieved by December 2003:
•	Create rice lines using a vector that contains a Ceres’ constitutive promoter directing HAP1-VP16 expression as well as UASHAP1 — driven expression of a fluorescent protein (line A)

•	Create rice lines using a vector that contains a “weak” cell/tissue specific promoter directing HAP1-VP16 expression as well as UASHAP1 — driven expression of a fluorescent protein (line B)

•	Create rice lines using a vector that contains UASHAP1 — driven aequorin or a spectrally distinct fluorescent protein (line C)

•	Cross line C into lines A and B (or retransform construct from C into A or B using a novel, non-PPT based selectable marker)

•	Evaluate RNA levels, and demonstrate presence of transactivated protein function in a range of at least 10 cell types in statistically relevant sets of independent rice transformants.

Exhibit C
Exemplary Technological Elements
A polynucleotide sequence encoding a protein or polypeptide
A polynucleotide sequence regulating the expression of a coding sequence
A polynucleotide sequence regulating the transcription of a coding sequence
A polynucleotide regulating the stability of a transcript
A polynucleotide regulating the translation of a transcript
A polynucleotide sequence capable of suppressing the activity of another polynucleotide
A polynucleotide sequence capable of suppressing the activity of a polypeptide or protein
A process or method to transform a plant or a plant cell
A process or method to select a desirable transformant